Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

FOURTH QUARTER 2004

JPMORGAN CHASE & CO. TABLE OF CONTENTS

JPMORGAN CHASE & CO. CONSOLIDATED FINANCIAL HIGHLIGHTS (in millions, except per share, ratio and headcount data)

			Heritage JPMC Only			4QTR 2004				H-JPMC Only	2004
	4QTR	3QTR	2QTR	1QTR	4QTR	Change			Full Year		Change
	2004	2004	2004	2004	2003	3Q 2004		4Q 2003	2004	2003	2003
SELECTED INCOME STATEMENT DATA
Total Net Revenue	$12,950	$12,505	$8,631	$9,011	$8,106	4%		60%	$43,097	$33,384	29%
Provision for Credit Losses	1,157	1,169	203	15	139	(1)		NM	2,544	1,540	65
Noninterest Expense	9,386	9,377	9,503	6,093	5,258	—		79	34,359	21,816	57
Net Income (Loss)	1,666	1,418	(548)	1,930	1,864	17		(11)	4,466	6,719	(34)

Per Common Share:
Net Income (Loss) Per Share — Diluted	$0.46	$0.39	$(0.27)	$0.92	$0.89	18		(48)	$1.55	$3.24	(52)
Cash Dividends Declared Per Share	0.34	0.34	0.34	0.34	0.34	—		—	1.36	1.36	—
Book Value Per Share	29.61	29.42	21.52	22.62	22.10	1		34
Closing Share Price	39.01	39.73	38.77	41.95	36.73	(2)		6

Common Shares Outstanding:
Average — Diluted	3,602.0	3,592.0	2,042.8	2,092.7	2,079.3	—		73	2,850.6	2,055.1	39
Common Shares at Period-end	3,556.2	3,564.1	2,087.5	2,081.7	2,042.6	—		74

SELECTED RATIOS:
Return on Common Equity (“ROE”) (a)	6%	5%	NM	17%	17%	100	bp	(1,100)bp	6%	16%	(1,100)bp
Return on Equity-Goodwill (“ROE-GW”) (a) (b)	11	9	NM	21	20	200		(900)	9	19	(1,000)
Return on Assets (“ROA”) (a) (c)	0.57	0.50	NM	1.01	0.95	7		(38)	0.46	0.87	(41)
Tier 1 Capital Ratio	8.7	8.6	8.2%	8.4	8.5	10		20
Total Capital Ratio	12.3	12.0	11.2	11.4	11.8	30		50

SELECTED BALANCE SHEET DATA (Period-end)
Total Assets	$1,157,248	$1,138,469	$817,763	$801,078	$770,912	2%		50%
Wholesale Loans	135,067	132,344	77,044	77,068	75,419	2		79
Consumer Loans	267,047	261,357	148,894	140,562	139,347	2		92
Deposits	521,456	496,454	346,539	336,886	326,492	5		60
Common Stockholders’ Equity	105,314	104,844	44,932	47,092	45,145	—		133

Headcount	160,968	162,275	94,615	96,010	96,367	(1)		67

LINE OF BUSINESS EARNINGS
Investment Bank	$660	$627	$644	$1,017	$809	5		(18)	$2,948	$2,805	5%
Retail Financial Services	775	822	396	206	305	(6)		154	2,199	1,547	42
Card Services	515	421	176	162	173	22		198	1,274	683	87
Commercial Banking	254	215	65	74	89	18		185	608	307	98
Treasury & Securities Services	145	96	101	98	123	51		18	440	422	4
Asset & Wealth Management	263	197	99	122	106	34		148	681	287	137
Corporate (d)	(296)	(219)	325	251	259	(35)		NM	61	668	(91)

Total Operating Earnings	2,316	2,159	1,806	1,930	1,864	7		24	8,211	6,719	22
Reconciling Items (After-Tax):
Merger Costs	(324)	(462)	(60)	—	—	(30)		NM	(846)	—	NM
Litigation Reserve Charge	—	—	(2,294)	—	—	NM		NM	(2,294)	—	NM
Accounting Policy Conformity	(326)	(279)	—	—	—	(17)		NM	(605)	—	NM

Net Income (Loss)	$1,666	$1,418	$(548)	$1,930	$1,864	17		(11)	$4,466	$6,719	(34)

Note: Effective July 1, 2004, Bank One Corporation (“Bank One”) merged with and into JPMorgan Chase. Bank One’s results of operations are included in JPMorgan Chase’s results beginning July 1, 2004. In accordance with U.S. GAAP, the results of operations for the third and fourth quarters of 2004 each reflect three months of results of operations for the combined Firm.

The results of operations for the year ended December 31, 2004, reflect six months of operations for the combined Firm. The results of operations for all other quarterly periods presented herein, and for the year ended December 31, 2003, reflect only the results of operations for heritage JPMorgan Chase.

(a)	Based on annualized amounts.
(b)
Net income applicable to common stock / Total average common equity (net of goodwill). The Firm uses return on equity less goodwill, a non-GAAP financial measure, to evaluate the operating performance of the Firm. The Firm utilizes this measure to facilitate operating comparisons to other competitors.

(c)	U.S. GAAP earnings / Total average assets
(d)	Includes Global Treasury, Private Equity, Support Units and the net effects remaining at the corporate level after the implementation of management accounting policies.

NM — Not meaningful due to net loss.

JPMORGAN CHASE & CO. STATEMENT OF INCOME — REPORTED BASIS (in millions, except per share, ratio and headcount data)

			Heritage JPMC Only			4QTR 2004				H-JPMC Only	2004
	4QTR	3QTR	2QTR	1QTR	4QTR	Change			Full Year		Change
	2004	2004	2004	2004	2003	3Q 2004		4Q 2003	2004	2003	2003
REVENUE
Investment Banking Fees	$1,073	$879	$893	$692	$846	22%		27%	$3,537	$2,890	22%
Trading Revenue (a)	611	408	873	1,720	754	50		(19)	3,612	4,427	(18)
Lending & Deposit Related Fees	903	943	412	414	451	(4)		100	2,672	1,727	55
Asset Management, Administration and Commissions	2,285	2,141	1,770	1,771	1,586	7		44	7,967	5,906	35
Securities / Private Equity Gains (Losses)	569	413	460	432	192	38		196	1,874	1,479	27
Mortgage Fees and Related Income	130	277	338	259	149	(53)		(13)	1,004	923	9
Credit Card Income	1,822	1,782	631	605	685	2		166	4,840	2,466	96
Other Income	228	210	260	132	261	9		(13)	830	601	38

Noninterest Revenue	7,621	7,053	5,637	6,025	4,924	8		55	26,336	20,419	29

Interest Income	9,862	9,493	5,614	5,626	5,776	4		71	30,595	24,044	27
Interest Expense	4,533	4,041	2,620	2,640	2,594	12		75	13,834	11,079	25

Net Interest Income	5,329	5,452	2,994	2,986	3,182	(2)		67	16,761	12,965	29

TOTAL NET REVENUE	12,950	12,505	8,631	9,011	8,106	4		60	43,097	33,384	29

Provision for Credit Losses	1,157	1,169	203	15	139	(1)		NM	2,544	1,540	65

NONINTEREST EXPENSE
Compensation Expense	4,211	4,050	2,943	3,302	2,508	4		68	14,506	11,387	27
Occupancy Expense	609	604	440	431	482	1		26	2,084	1,912	9
Technology and Communications Expense	1,051	1,046	786	819	756	—		39	3,702	2,844	30
Professional & Outside Services	1,191	1,103	752	816	777	8		53	3,862	2,875	34
Marketing	428	506	202	199	200	(15)		114	1,335	710	88
Other Expense	981	920	511	447	461	7		113	2,859	1,694	69
Amortization of Intangibles	392	396	79	79	74	(1)		430	946	294	222

Total Noninterest Expense before Merger Costs and Litigation Reserve Charge	8,863	8,625	5,713	6,093	5,258	3		69	29,294	21,716	35
Merger Costs	523	752	90	—	—	(30)		NM	1,365	—	NM
Litigation Reserve Charge	—	—	3,700	—	—	NM		NM	3,700	100	NM

TOTAL NONINTEREST EXPENSE	9,386	9,377	9,503	6,093	5,258	—		79	34,359	21,816	57

Income (Loss) before Income Tax Expense	2,407	1,959	(1,075)	2,903	2,709	23		(11)	6,194	10,028	(38)
Income Tax Expense (Benefit)	741	541	(527)	973	845	37		(12)	1,728	3,309	(48)

NET INCOME (LOSS)	$1,666	$1,418	$(548)	$1,930	$1,864	17		(11)	$4,466	$6,719	(34)

NET INCOME (LOSS) APPLICABLE TO COMMON STOCK	$1,653	$1,405	$(561)	$1,917	$1,851	18		(11)	$4,414	$6,668	(34)

NET INCOME (LOSS) PER COMMON SHARE
Basic Earnings per Share	$0.47	$0.40	$(0.27)	$0.94	$0.92	18		(49)	$1.59	$3.32	(52)
Diluted Earnings per Share	0.46	0.39	(0.27)	0.92	0.89	18		(48)	1.55	3.24	(52)

Average Basic Shares	3,514.7	3,513.5	2,042.8	2,032.3	2,016.2	—		74	2,779.9	2,008.6	38
Average Diluted Shares	3,602.0	3,592.0	2,042.8	2,092.7	2,079.3	—		73	2,850.6	2,055.1	39

FINANCIAL RATIOS
ROE	6%	5%	NM	17%	17%	100	bp	(1,100)bp	6%	16%	(1,000)bp
ROE-GW	11	9	NM	21	20	200		(900)	9	19	(1,000)
ROA	0.57	0.50	NM	1.01	0.95	7		(38)	0.46	0.87	(41)
Effective Income Tax Rate	31	28	49%	34	31	300		—	28	33	(500)
Overhead Ratio	72	75	110	68	65	(300)		700	80	65	1,500

Headcount	160,968	162,275	94,615	96,010	96,367	(1)%		67%	160,968	96,367	67%

(a)	Trading NII is not included in trading revenue. See page 10 for additional details.

JPMORGAN CHASE & CO. CONSOLIDATED BALANCE SHEET (in millions)

						Dec 31, 2004
			Heritage JPMC Only			Change
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Dec 31
	2004	2004	2004	2004	2003	2004	2003
ASSETS
Cash and Due from Banks	$35,168	$30,815	$23,525	$19,419	$20,268	14%	74%
Deposits with Banks	21,680	33,082	39,135	35,600	10,175	(34)	113
Federal Funds Sold and Securities Purchased under Resale Agreements	101,354	96,031	100,851	79,414	76,868	6	32
Securities Borrowed	47,428	50,546	44,947	49,881	41,834	(6)	13
Trading Assets:
Debt and Equity Instruments	222,832	214,852	187,640	189,549	169,120	4	32
Derivative Receivables (a)	65,982	57,795	49,980	58,434	83,751	14	(21)
Securities	94,512	92,816	64,915	70,747	60,244	2	57
Interests in Purchased Receivables	31,722	30,479	—	—	4,752	4	NM
Loans (Net of Allowance for Loan Losses)	394,794	386,208	221,971	213,510	210,243	2	88
Private Equity Investments	7,735	8,547	6,663	7,097	7,250	(10)	7
Accrued Interest and Accounts Receivable	21,409	19,876	15,050	13,250	12,356	8	73
Premises and Equipment	9,145	8,880	6,268	6,418	6,487	3	41
Goodwill	43,203	42,947	8,731	8,730	8,511	1	408
Other Intangible Assets:
Mortgage Servicing Rights	5,080	5,168	5,707	4,189	4,781	(2)	6
Purchased Credit Card Relationships	3,878	4,055	893	953	1,014	(4)	282
All Other Intangibles	5,726	5,945	799	813	685	(4)	NM
Other Assets	45,600	50,427	40,688	43,074	52,573	(10)	(13)

TOTAL ASSETS	$1,157,248	$1,138,469	$817,763	$801,078	$770,912	2	50

LIABILITIES
Deposits:
U.S. Offices:
Noninterest-Bearing	$129,257	$122,054	$87,972	$79,560	$73,154	6	77
Interest-Bearing	261,673	254,611	141,118	142,755	125,855	3	108
Non-U.S. Offices:
Noninterest-Bearing	6,931	7,259	7,320	7,868	6,311	(5)	10
Interest-Bearing	123,595	112,530	110,129	106,703	121,172	10	2

Total Deposits	521,456	496,454	346,539	336,886	326,492	5	60
Federal Funds Purchased and Securities Sold under Repurchase Agreements	127,787	167,313	152,619	148,526	113,466	(24)	13
Commercial Paper	12,605	10,307	15,300	14,972	14,284	22	(12)
Other Borrowed Funds	9,039	9,454	9,435	10,414	8,925	(4)	1
Trading Liabilities:
Debt and Equity Instruments	87,942	78,767	82,338	80,303	78,222	12	12
Derivative Payables (a)	63,265	52,307	42,838	53,883	71,226	21	(11)
Accounts Payable, Accrued Expenses and Other Liabilities (including the Allowance for Lending-Related Commitments)	68,443	61,198	55,321	42,463	43,970	12	56
Beneficial Interests Issued by Consolidated VIEs	48,061	45,840	6,562	7,543	12,295	5	291
Long-Term Debt	95,422	91,754	52,981	50,062	48,014	4	99
Junior Subordinated Deferrable Interest Debentures Held by Trusts that Issued Guaranteed Capital Debt Securities	10,296	11,745	6,634	6,732	6,768	(12)	52
Insurance Policy and Claims Reserves	7,279	7,477	1,255	1,193	1,096	(3)	NM

TOTAL LIABILITIES	1,051,595	1,032,616	771,822	752,977	724,758	2	45

STOCKHOLDERS’ EQUITY
Preferred Stock	339	1,009	1,009	1,009	1,009	(66)	(66)
Common Stock	3,585	3,576	2,095	2,088	2,044	—	75
Capital Surplus	72,801	72,183	14,426	14,193	13,512	1	439
Retained Earnings	30,209	29,779	29,596	30,878	29,681	1	2
Accumulated Other Comprehensive Income (Loss)	(208)	(242)	(910)	177	(30)	14	NM
Treasury Stock, at Cost	(1,073)	(452)	(275)	(244)	(62)	(137)	NM

TOTAL STOCKHOLDERS’ EQUITY	105,653	105,853	45,941	48,101	46,154	—	129

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,157,248	$1,138,469	$817,763	$801,078	$770,912	2	50

(a)	Effective January 1, 2004, the Firm elected to net cash paid and received under legally enforceable master netting agreements.

JPMORGAN CHASE & CO. CONDENSED AVERAGE BALANCE SHEET AND ANNUALIZED YIELDS (in millions, except rates)

			Heritage JPMC Only			4QTR 2004					H-JPMC Only	2004
	4QTR	3QTR	2QTR	1QTR	4QTR	Change				Full Year		Change
	2004	2004	2004	2004	2003	3Q 2004		4Q 2003		2004	2003	2003
AVERAGE BALANCES
ASSETS
Deposits with Banks	$31,799	$34,166	$26,905	$21,535	$11,724	(7)%		171%		$28,625	$9,742	194%
Federal Funds Sold and Securities Purchased under Resale Agreements	104,038	102,042	87,080	82,555	94,773	2		10		93,979	87,273	8
Securities Borrowed	47,663	47,087	54,233	48,609	40,371	1		18		49,387	40,305	23
Trading Assets — Debt and Equity Instruments	186,013	170,663	153,547	166,389	156,958	9		19		169,203	148,970	14
Securities	92,294	94,720	64,149	63,992	63,903	(3)		44		78,869	77,442	2
Interests in Purchased Receivables	30,491	28,917	—	2,537	9,618	5		217		15,564	5,414	187
Loans	400,841	390,753	225,344	214,941	221,177	3		81		308,450	220,692	40

Total Interest-Earning Assets	893,139	868,348	611,258	600,558	598,524	3		49		744,077	589,838	26
Noninterest-Earning Assets	261,749	248,987	191,612	170,760	179,995	5		45		218,479	186,140	17

TOTAL ASSETS	$1,154,888	$1,117,335	$802,870	$771,318	$778,519	3		48		$962,556	$775,978	24

LIABILITIES
Interest-Bearing Deposits	$377,368	$365,104	$254,034	$238,206	$237,636	3		59		$309,020	$227,645	36
Federal Funds Purchased and Securities Sold under Repurchase Agreements	158,633	163,206	155,335	145,370	141,089	(3)		12		155,665	161,020	(3)
Commercial Paper	10,885	12,497	14,283	13,153	13,293	(13)		(18)		12,699	13,387	(5)
Other Borrowings (a)	89,674	84,387	80,364	80,388	74,551	6		20		83,721	69,703	20
Beneficial Interests Issued by Consolidated VIEs	46,366	43,308	7,433	9,764	17,585	7		164		26,817	9,421	185
Long-Term Debt	104,599	101,060	57,019	53,574	52,408	4		100		79,193	49,095	61

Total Interest-Bearing Liabilities	787,525	769,562	568,468	540,455	536,562	2		47		667,115	530,271	26
Noninterest-Bearing Liabilities	261,487	242,395	186,529	184,036	196,771	8		33		218,793	201,710	8

TOTAL LIABILITIES	1,049,012	1,011,957	754,997	724,491	733,333	4		43		885,908	731,981	21

Preferred Stock	1,002	1,009	1,009	1,009	1,009	(1)		(1)		1,007	1,009	—
Common Stockholders’ Equity	104,874	104,369	46,864	45,818	44,177	—		137		75,641	42,988	76

TOTAL STOCKHOLDERS’ EQUITY	105,876	105,378	47,873	46,827	45,186	—		134		76,648	43,997	74

TOTAL LIABILITIES, PREFERRED STOCK AND STOCKHOLDERS’ EQUITY	$1,154,888	$1,117,335	$802,870	$771,318	$778,519	3		48		$962,556	$775,978	24

AVERAGE RATES
INTEREST-EARNING ASSETS
Deposits with Banks	2.60%	1.53%	1.68%	1.62%	2.88%	107	bp	(28	)bp	1.88%	2.20%	(32	)bp
Federal Funds Sold and Securities Purchased under Resale Agreements	2.03	1.85	1.45	1.49	1.36	18		67		1.73	1.72	1
Securities Borrowed	1.34	1.01	0.66	0.77	0.74	33		60		0.94	0.80	14
Trading Assets — Debt and Equity Instruments	4.44	4.64	4.37	4.35	4.19	(20)		25		4.45	4.44	1
Securities	4.42	4.40	4.58	4.21	4.49	2		(7)		4.40	4.61	(21)
Interests in Purchased Receivables	2.11	1.63	—	1.79	1.35	48		76		1.87	1.18	69
Loans	5.71	5.77	4.85	5.00	5.18	(6)		53		5.45	5.36	9
Total Interest-Earning Assets	4.42	4.37	3.71	3.78	3.84	5		58		4.13	4.09	4

INTEREST-BEARING LIABILITIES
Interest-Bearing Deposits	2.01	1.64	1.28	1.37	1.33	37		68		1.63	1.58	5
Federal Funds Purchased and Securities Sold under Repurchase Agreements	1.95	1.52	1.16	1.24	1.16	43		79		1.48	1.37	11
Commercial Paper	2.26	1.49	0.98	0.96	0.98	77		128		1.38	1.13	25
Other Borrowings	3.04	4.27	4.44	4.53	4.86	(123)		(182)		4.04	5.05	(101)
Beneficial Interests Issued by Consolidated VIEs	1.97	1.58	2.04	1.60	1.36	39		61		1.78	1.13	65
Long-Term Debt	3.31	3.10	2.85	3.02	2.86	21		45		3.11	3.05	6
Total Interest-Bearing Liabilities	2.29	2.09	1.85	1.96	1.92	20		37		2.07	2.09	(2)
INTEREST RATE SPREAD	2.13%	2.28%	1.86%	1.82%	1.92%	(15)		21		2.06%	2.00%	6

NET INTEREST MARGIN	2.40%	2.52%	1.98%	2.01%	2.12%	(12)		28		2.27%	2.21%	6

NET INTEREST MARGIN ADJUSTED FOR SECURITIZATIONS	2.97%	3.09%	2.30%	2.43%	2.54%	(12)		43		2.79%	2.63%	16

(a)	Includes securities sold but not yet purchased.

OPERATING BASIS

In addition to analyzing the Firm’s results on a reported basis, management reviews the line of business results on an “operating basis,” which is a non-GAAP financial measure. The definition of operating basis starts with the reported U.S. GAAP results. In the case of the IB, operating basis noninterest revenue includes, in Trading Revenue, net interest income related to trading activities. Trading activities generate revenues, which are recorded for U.S. GAAP purposes in two line items on the income statement: Trading Revenue, which includes the mark-to-market gains or losses on trading positions; and Net Interest Income, which includes the interest income or expense related to those positions. Combining both the trading revenue and related net interest income enables management to evaluate IB’s trading activities, by considering all revenue related to these activities, and facilitates operating comparisons to other competitors. In the case of Card Services, operating or managed basis excludes the impact of credit card securitizations on revenue, the Provision for Credit Losses, net charge-offs and receivables. JPMorgan Chase uses the concept of “managed receivables” to evaluate the credit performance of the underlying credit card loans, both sold and not sold: as the same borrower is continuing to use the credit card for ongoing charges, a borrower’s credit performance will impact both the receivables sold under SFAS 140 and those not sold. Thus, in its disclosures regarding managed receivables, JPMorgan Chase treats the sold receivables as if they were still on the balance sheet in order to disclose the credit performance (such as net charge-off rates) of the entire managed credit card portfolio. Finally, operating basis excludes the Merger Costs, the Litigation Reserve Charge and Accounting Policy Conformity Adjustments related to the Merger, as management believes these items are not part of the Firm’s normal daily business operations (and, therefore, not indicative of trends), and do not provide meaningful comparisons with other periods.

JPMORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO OPERATING BASIS (in millions)

			Heritage JPMC Only			4QTR 2004			H-JPMC Only	2004
	4QTR	3QTR	2QTR	1QTR	4QTR	Change		Full Year		Change
	2004	2004	2004	2004	2003	3Q 2004	4Q 2003	2004	2003	2003
REPORTED
Revenue
Investment Banking Fees	$1,073	$879	$893	$692	$846	22%	27%	$3,537	$2,890	22%
Trading Revenue	611	408	873	1,720	754	50	(19)	3,612	4,427	(18)
Lending & Deposit Related Fees	903	943	412	414	451	(4)	100	2,672	1,727	55
Asset Management, Administration and Commissions	2,285	2,141	1,770	1,771	1,586	7	44	7,967	5,906	35
Securities / Private Equity Gains (Losses)	569	413	460	432	192	38	196	1,874	1,479	27
Mortgage Fees and Related Income	130	277	338	259	149	(53)	(13)	1,004	923	9
Credit Card Income	1,822	1,782	631	605	685	2	166	4,840	2,466	96
Other Income	228	210	260	132	261	9	(13)	830	601	38

Noninterest Revenue	7,621	7,053	5,637	6,025	4,924	8	55	26,336	20,419	29

Interest Income	9,862	9,493	5,614	5,626	5,776	4	71	30,595	24,044	27
Interest Expense	4,533	4,041	2,620	2,640	2,594	12	75	13,834	11,079	25

Net Interest Income	5,329	5,452	2,994	2,986	3,182	(2)	67	16,761	12,965	29

Total Net Revenue	12,950	12,505	8,631	9,011	8,106	4	60	43,097	33,384	29

Provision for Credit Losses	1,157	1,169	203	15	139	(1)	NM	2,544	1,540	65

Noninterest Expense
Merger Costs	523	752	90	—	—	(30)	NM	1,365	—	NM
Litigation Reserve Charge	—	—	3,700	—	—	NM	NM	3,700	100	NM
All Other Noninterest Expense	8,863	8,625	5,713	6,093	5,258	3	69	29,294	21,716	35

Total Noninterest Expense	9,386	9,377	9,503	6,093	5,258	—	79	34,359	21,816	57

Income (Loss) before Income Tax Expense	2,407	1,959	(1,075)	2,903	2,709	23	(11)	6,194	10,028	(38)
Income Tax Expense (Benefit)	741	541	(527)	973	845	37	(12)	1,728	3,309	(48)

Net Income (Loss)	$1,666	$1,418	$(548)	$1,930	$1,864	17	(11)	$4,466	$6,719	(34)

RECONCILING ITEMS (a)
Revenue
Trading-Related Revenue (b)	$511	$424	$439	$576	$518	21	(1)	$1,950	$2,129	(8)
Credit Card Income (c)	(786)	(848)	(307)	(326)	(368)	7	(114)	(2,267)	(1,379)	(64)
Other Income
Credit Card Securitizations (c)	1	(3)	(45)	(39)	(29)	NM	NM	(86)	(71)	(21)
Accounting Policy Conformity (d)	—	118	—	—	—	NM	NM	118	—	NM

Total Other Income	1	115	(45)	(39)	(29)	(99)	NM	32	(71)	NM

Net Interest Income:
Trading-Related (b)	(511)	(424)	(439)	(576)	(518)	(21)	1	(1,950)	(2,129)	8
Credit Card Securitizations (c)	1,796	1,779	838	838	859	1	109	5,251	3,320	58

Total Net Interest Income	1,285	1,355	399	262	341	(5)	277	3,301	1,191	177

Total Net Revenue	1,011	1,046	486	473	462	(3)	119	3,016	1,870	61

Provision for Credit Losses
Credit Card Securitizations (c)	1,011	928	486	473	462	9	119	2,898	1,870	55
Accounting Policy Conformity (d)	(525)	(333)	—	—	—	(58)	NM	(858)	—	NM

Total Provision for Credit Losses	486	595	486	473	462	(18)	5	2,040	1,870	9

Noninterest Expense
Merger Costs (d)	(523)	(752)	(90)	—	—	30	NM	(1,365)	—	NM
Litigation Reserve Charge (d)	—	—	(3,700)	—	—	NM	NM	(3,700)	—	NM
All Other Noninterest Expense	—	—	—	—	—	NM	NM	—	—	NM

Total Noninterest Expense	(523)	(752)	(3,790)	—	—	30	NM	(5,065)	—	NM

Income before Income Tax Expense	1,048	1,203	3,790	—	—	(13)	NM	6,041	—	NM
Income Tax Expense (Benefit)	398	462	1,436	—	—	(14)	NM	2,296	—	NM

Net Income (Loss)	$650	$741	$2,354	$—	$—	(12)	NM	$3,745	$—	NM

(a)
Represents only those line items on the Consolidated Statement of Income impacted by the reclassification of trading-related net interest income and the impact of credit card securitizations, as well as for the fourth, third and second quarters of 2004, the Merger Costs and Litigation Reserve Charge line items on the Consolidated Statement of Income, and the Accounting Policy Conformity Adjustments.

(b)	The reclassification of trading-related net interest income from Net Interest Income to Trading Revenue primarily impacts the Investment Bank segment results. See page 10 for further information.

(c)	The impact of credit card securitizations impacts Card Services. See page 18 for further information.

(d)
The impact of the Merger Costs, the Litigation Reserve Charge and Accounting Policy Conformity Adjustment are excluded from Operating Earnings, as management believes these items are not part of the Firm’s normal daily business operations (and, therefore, not indicative of trends), and do not provide meaningful comparisons with other periods.

JPMORGAN CHASE & CO. STATEMENT OF INCOME — OPERATING BASIS (in millions, except per share and ratio data)

			Heritage JPMC Only			4QTR 2004					H-JPMC Only	2004
	4QTR	3QTR	2QTR	1QTR	4QTR	Change				Full Year		Change
	2004	2004	2004	2004	2003	3Q 2004		4Q 2003		2004	2003	2003
REVENUE
Investment Banking Fees	$1,073	$879	$893	$692	$846	22%		27%		$3,537	$2,890	22%
Trading-Related Revenue (Including Trading NII)	1,122	832	1,312	2,296	1,272	35		(12)		5,562	6,556	(15)
Lending & Deposit Related Fees	903	943	412	414	451	(4)		100		2,672	1,727	55
Asset Management, Administration and Commissions	2,285	2,141	1,770	1,771	1,586	7		44		7,967	5,906	35
Securities / Private Equity Gains (Losses)	569	413	460	432	192	38		196		1,874	1,479	27
Mortgage Fees and Related Income	130	277	338	259	149	(53)		(13)		1,004	923	9
Credit Card Income	1,036	934	324	279	317	11		227		2,573	1,087	137
Other Income	229	325	215	93	232	(30)		(1)		862	530	63

Noninterest Revenue	7,347	6,744	5,724	6,236	5,045	9		46		26,051	21,098	23

Interest Income	11,223	11,036	6,013	5,888	6,117	2		83		34,160	25,235	35
Interest Expense	4,609	4,229	2,620	2,640	2,594	9		78		14,098	11,079	27

Net Interest Income	6,614	6,807	3,393	3,248	3,523	(3)		88		20,062	14,156	42

TOTAL NET REVENUE	13,961	13,551	9,117	9,484	8,568	3		63		46,113	35,254	31

Managed Provision for Credit Losses	1,643	1,764	689	488	601	(7)		173		4,584	3,410	34

NONINTEREST EXPENSE
Compensation Expense	4,211	4,050	2,943	3,302	2,508	4		68		14,506	11,387	27
Occupancy Expense	609	604	440	431	482	1		26		2,084	1,912	9
Technology and Communications Expense	1,051	1,046	786	819	756	—		39		3,702	2,844	30
Professional & Outside Services	1,191	1,103	752	816	777	8		53		3,862	2,875	34
Marketing	428	506	202	199	200	(15)		114		1,335	710	88
Other Expense	981	920	511	447	461	7		113		2,859	1,794	59
Amortization of Intangibles	392	396	79	79	74	(1)		430		946	294	222

TOTAL NONINTEREST EXPENSE	8,863	8,625	5,713	6,093	5,258	3		69		29,294	21,816	34

Operating Earnings before Income Tax Expense	3,455	3,162	2,715	2,903	2,709	9		28		12,235	10,028	22
Income Tax Expense	1,139	1,003	909	973	845	14		35		4,024	3,309	22

OPERATING EARNINGS	$2,316	$2,159	$1,806	$1,930	$1,864	7		24		$8,211	$6,719	22

Operating Earnings Per Common Share
Diluted EPS	$0.64	$0.60	$0.85	$0.92	$0.89	7		(28)		$2.86	$3.24	(12)

Operating Financial Ratios
ROE	9%	8%	15%	17%	17%	100	bp	(800	)bp	11%	16%	(500	)bp
ROE-GW	15	14	19	21	20	100		(500)		16	19	(300)
ROA	0.75	0.72	0.87	0.96	0.91	3		(16)		0.81	0.83	(2)
Overhead Ratio	63	64	63	64	61	(100)		200		64	62	200

RECONCILIATION OF OPERATING EARNINGS PER SHARE TO NET INCOME (LOSS) PER SHARE — DILUTED
Operating Earnings	$0.64	$0.60	$0.85	$0.92	$0.89	7%		(28)%		$2.86	$3.24	(12)%
Reconciling Items (Net of Taxes):
Merger Costs	(0.09)	(0.13)	(0.03)	—	—	31		NM		(0.30)	—	NM
Litigation Reserve Charge	—	—	(1.09)	—	—	NM		NM		(0.80)	—	NM
Accounting Policy Conformity	(0.09)	(0.08)	—	—	—	(13)		NM		(0.21)	—	NM

Net Income (Loss)	$0.46	$0.39	$(0.27)	$0.92	$0.89	18		(48)		$1.55	$3.24	(52)

JPMORGAN CHASE & CO. LINE OF BUSINESS FINANCIAL HIGHLIGHTS — OPERATING BASIS (in millions, except ratio data)

			Heritage JPMC Only			4QTR 2004					H-JPMC Only	2004
	4QTR	3QTR	2QTR	1QTR	4QTR	Change				Full Year		Change
	2004	2004	2004	2004	2003	3Q 2004		4Q 2003		2004	2003	2003
REVENUE
Investment Bank	$3,201	$2,701	$2,939	$3,764	$2,898	19%		10%		$12,605	$12,684	(1)%
Retail Financial Services	3,545	3,800	1,835	1,611	1,722	(7)		106		10,791	7,428	45
Card Services	3,830	3,771	1,587	1,557	1,615	2		137		10,745	6,144	75
Commercial Banking	885	833	334	322	340	6		160		2,374	1,352	76
Treasury & Securities Services	1,413	1,339	1,093	1,012	980	6		44		4,857	3,608	35
Asset & Wealth Management	1,310	1,193	828	848	845	10		55		4,179	2,970	41
Corporate	(223)	(86)	501	370	168	(159)		NM		562	1,068	(47)

TOTAL NET REVENUE	$13,961	$13,551	$9,117	$9,484	$8,568	3		63		$46,113	$35,254	31

OPERATING EARNINGS
Investment Bank	$660	$627	$644	$1,017	$809	5		(18)		$2,948	$2,805	5
Retail Financial Services	775	822	396	206	305	(6)		154		2,199	1,547	42
Card Services	515	421	176	162	173	22		198		1,274	683	87
Commercial Banking	254	215	65	74	89	18		185		608	307	98
Treasury & Securities Services	145	96	101	98	123	51		18		440	422	4
Asset & Wealth Management	263	197	99	122	106	34		148		681	287	137
Corporate	(296)	(219)	325	251	259	(35)		NM		61	668	(91)

TOTAL OPERATING EARNINGS	$2,316	$2,159	$1,806	$1,930	$1,864	7		24		$8,211	$6,719	22

AVERAGE EQUITY (a)
Investment Bank	$20,000	$20,000	$14,015	$15,085	$16,202	—		23		$17,290	$18,350	(6)
Retail Financial Services	13,050	13,050	5,005	5,177	4,592	—		184		9,092	4,220	115
Card Services	11,800	11,800	3,346	3,392	3,403	—		247		7,608	3,440	121
Commercial Banking	3,400	3,400	747	795	928	—		266		2,093	1,059	98
Treasury & Securities Services	1,900	1,900	3,203	3,189	2,741	—		(31)		2,544	2,738	(7)
Asset & Wealth Management	2,400	2,400	5,370	5,471	5,467	—		(56)		3,902	5,507	(29)
Corporate (b)	52,324	51,819	15,178	12,709	10,844	1		383		33,112	7,674	331

TOTAL AVERAGE EQUITY	$104,874	$104,369	$46,864	$45,818	$44,177	—		137		$75,641	$42,988	76

RETURN ON EQUITY (a)
Investment Bank	13%	12%	18%	27%	20%	100	bp	(700	)bp	17%	15%	200	bp
Retail Financial Services	24	25	32	16	26	(100)		(200)		24	37	(1,300)
Card Services	17	14	21	19	20	300		(300)		17	20	(300)
Commercial Banking	30	25	35	37	38	500		(800)		29	29	—
Treasury & Securities Services	30	20	13	12	18	1,000		1,200		17	15	200
Asset & Wealth Management	44	33	7	9	8	1,100		3,600		17	5	1,200
JPMC ROE	9	8	15	17	17	100		(800)		11	16	(500)
JPMC ROE-GW	15	14	19	21	20	100		(500)		16	19	(300)

(a)
As a result of the Merger, new capital allocation methodologies were implemented during the third quarter of 2004. The capital allocated to each line of business considers several factors: stand-alone peer comparables, economic risk measures and regulatory capital requirements. In addition, effective with the third quarter of 2004, goodwill, as well as the associated capital, is only allocated to the Corporate line of business. Prior periods have not been revised to reflect these new methodologies and also may not be comparable to the presentation beginning in the third quarter of 2004.

(b)	Includes goodwill.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS (in millions, except ratio and rankings data)

			Heritage JPMC Only			4QTR 2004					H-JPMC Only	2004
	4QTR	3QTR	2QTR	1QTR	4QTR	Change				Full Year		Change
	2004	2004	2004	2004	2003	3Q 2004		4Q 2003		2004	2003	2003
INCOME STATEMENT
REVENUE
Investment Banking Fees:
Advisory	$250	$273	$268	$147	$157	(8)%		59%		$938	$640	47%
Equity Underwriting	213	170	221	177	255	25		(16)		781	699	12
Debt Underwriting	617	468	402	366	428	32		44		1,853	1,532	21

Total Investment Banking Fees	1,080	911	891	690	840	19		29		3,572	2,871	24

Trading-Related Revenue: (a)
Fixed Income and Other	1,173	657	1,293	1,885	1,159	79		1		5,008	6,016	(17)
Equities	(42)	220	(86)	335	96	NM		NM		427	556	(23)
Credit Portfolio	(44)	(35)	29	56	(50)	(26)		12		6	(186)	NM

Total Trading-Related Revenue	1,087	842	1,236	2,276	1,205	29		(10)		5,441	6,386	(15)

Lending & Deposit Related Fees	176	155	112	96	131	14		34		539	440	23
Asset Management, Administration and Commissions	346	313	348	393	309	11		12		1,400	1,217	15
Other Income	178	91	45	14	65	96		174		328	103	218

Noninterest Revenue	2,867	2,312	2,632	3,469	2,550	24		12		11,280	11,017	2
Net Interest Income (a)	334	389	307	295	348	(14)		(4)		1,325	1,667	(21)

TOTAL NET REVENUE (b)	3,201	2,701	2,939	3,764	2,898	19		10		12,605	12,684	(1)

Provision for Credit Losses	(173)	(151)	(128)	(188)	(241)	(15)		28		(640)	(181)	(254)
Credit Reimbursement from TSS (c)	43	43	2	2	(5)	—		NM		90	(36)	NM

NONINTEREST EXPENSE
Compensation Expense	1,389	992	1,126	1,386	821	40		69		4,893	4,462	10
Noncompensation Expense	1,001	932	930	940	980	7		2		3,803	3,840	(1)
Amortization of Intangibles	—	—	—	—	—	NM		NM		—	—	NM

TOTAL NONINTEREST EXPENSE	2,390	1,924	2,056	2,326	1,801	24		33		8,696	8,302	5

Operating Earnings Before Income Tax Expense	1,027	971	1,013	1,628	1,333	6		(23)		4,639	4,527	2
Income Tax Expense (Benefit)	367	344	369	611	524	7		(30)		1,691	1,722	(2)

OPERATING EARNINGS	$660	$627	$644	$1,017	$809	5		(18)		$2,948	$2,805	5

FINANCIAL RATIOS
ROE	13%	12%	18%	27%	20%	100	bp	(700	)bp	17%	15%	200	bp
ROA	0.49	0.50	0.59	0.97	0.73	(1)		(24)		0.62	0.64	(2)
Overhead Ratio	75	71	70	62	62	400		1,300		69	65	400
Compensation Expense as a % of Total Net Revenue	43	37	38	37	28	600		1,500		39	35	400

	Full Year 2004	Full Year 2003
MARKET SHARE / RANKINGS (d)
Global Debt, Equity and Equity-Related	7% / #3	8% / #3
Global Syndicated Loans	20% / #1	20% / #1
Global Long-Term Debt	7% / #2	8% / #2
Global Equity and Equity-Related	6% / #6	8% / #4
Global Announced M&A	26% / #2	16% / #4
U.S. Debt, Equity and Equity-Related	8% / #5	9% / #3
U.S. Syndicated Loans	32% / #1	35% / #1
U.S. Long-Term Debt	12% / #2	10% / #3
U.S. Equity and Equity-Related	8% / #6	11% / #4
U.S. Announced M&A	33% / #1	13% / #8

(a)
Trading revenue, on a reported basis, excludes the impact of net interest income related to IB’s trading activities; this income is recorded in Net interest income. However, in this presentation, to assess the profitability of IB’s trading business, the Firm combines these revenues for segment reporting. The amount reclassified from Net interest income to Trading revenue was $511 million, $430 million, $427 million, $581 million and $512 million during the quarters ended December 31, 2004, September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003, and $1.9 billion and $2.1 billion for full year 2004 and 2003, respectively.

(b)
Total net revenue includes tax equivalent adjustments of $167 million, $9 million, $91 million, $80 million, and $57 million as of December 31, 2004, September 30, 2004, June 30, 2004, March 31, 2004 and December 31, 2003, respectively. The full year tax equivalent adjustments were $347 million and $230 million for the year ending December 31, 2004 and 2003, respectively.

(c)
Management has charged Treasury & Securities Services (“TSS”) a credit reimbursement, which is the pre-tax amount of earnings, less cost of capital, related to certain exposures managed within the IB credit portfolio on behalf of clients shared with TSS.

(d)
Derived from Thomson Financial Securities Data. Global announced M&A is based on rank value; all other rankings are based on proceeds, with full credit to each book manager/equal if joint. Because of joint assignments, market share of all participants will add up to more than 100%. The market share and rankings are presented on a combined basis reflecting the merger of JPMorgan Chase and Bank One, as disclosed by Thomson Financial Securities Data.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except headcount and ratio data)

			Heritage JPMC Only			4QTR 2004					H-JPMC Only	2004
	4QTR	3QTR	2QTR	1QTR	4QTR	Change				Full Year		Change
	2004	2004	2004	2004	2003	3Q 2004		4Q 2003		2004	2003	2003
REVENUE BY BUSINESS
Investment Banking	$1,080	$911	$891	$690	$840	19%		29%		$3,572	$2,871	24%
Fixed Income Markets	1,530	1,115	1,572	2,097	1,379	37		11		6,314	6,987	(10)
Equities Markets	243	455	161	632	318	(47)		(24)		1,491	1,406	6
Credit Portfolio	348	220	315	345	361	58		(4)		1,228	1,420	(14)

Total Net Revenue	$3,201	$2,701	$2,939	$3,764	$2,898	19		10		$12,605	$12,684	(1)

REVENUE BY REGION
Americas	$1,829	$1,591	$1,497	$1,953	$1,718	15		6		$6,870	$7,250	(5)
Europe/Middle East/Africa	1,013	741	1,032	1,296	897	37		13		4,082	4,331	(6)
Asia/Pacific	359	369	410	515	283	(3)		27		1,653	1,103	50

Total Net Revenue	$3,201	$2,701	$2,939	$3,764	$2,898	19		10		$12,605	$12,684	(1)

SELECTED BALANCE SHEET (Average)
Total Assets	$533,898	$496,347	$439,166	$422,151	$441,745	8		21		$473,121	$436,488	8
Trading Assets — Debt and Equity Instruments	182,060	166,795	159,965	183,495	168,897	9		8		173,086	156,408	11
Trading Assets — Derivative Receivables	65,417	60,465	51,925	57,042	78,584	8		(17)		58,735	83,361	(30)
Loans (a)	47,674	45,779	38,729	38,199	39,764	4		20		42,618	45,037	(5)
Adjusted Assets (b)	432,085	401,010	373,461	367,525	374,560	8		15		393,646	370,776	6
Equity (c)	20,000	20,000	14,015	15,085	16,202	—		23		17,290	18,350	(6)

Headcount	17,478	17,420	15,829	14,930	14,691	—		19		17,478	14,691	19

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs	$14	$(16)	$15	$34	$(15)	NM		NM		$47	$680	(93)
Nonperforming Assets
- Nonperforming Loans (d)	954	1,075	1,202	1,498	1,708	(11)		(44)		954	1,708	(44)
- Other Nonperforming Assets	242	246	339	357	370	(2)		(35)		242	370	(35)
Allowance for Loan Losses	1,547	1,841	742	855	1,055	(16)		47		1,547	1,055	47
Allowance for Lending Related Commitments	305	358	183	215	242	(15)		26		305	242	26

Net Charge-off Rate (a)	0.14%	(0.17)%	0.18%	0.41%	(0.17)%	31	bp	31	bp	0.13%	1.65%	(152	)bp
Allowance for Loan Losses to Average Loans (a)	3.87	4.78	2.21	2.59	2.93	(91)		94		4.27	2.56	171
Allowance for Loan Losses to Nonperforming Loans (d)	163	172	62	58	63	(900)		10,000		163	63	10,000
Nonperforming Loans to Average Loans	2.00	2.35	3.10	3.92	4.30	(35)		(230)		2.24	3.79	(155)

MARKET RISK — AVERAGE TRADING AND CREDIT PORTFOLIO VAR (e) (f)
Trading Activities:
Fixed Income (e)	$68	$80	$77	$73	$67	(15)%		1%		$74	$61	21%
Foreign Exchange	18	13	16	22	20	38		(10)		17	17	—
Equities	20	25	29	40	41	(20)		(51)		28	18	56
Commodities and Other	9	10	8	8	8	(10)		13		9	8	13
Diversification	(42)	(43)	(42)	(49)	(48)	2		13		(43)	(39)	(10)

Total Trading VAR	73	85	88	94	88	(14)		(17)		85	65	31

Credit Portfolio VAR (f)	13	13	15	15	17	—		(24)		14	18	(22)
Diversification	(7)	(9)	(9)	(7)	(10)	22		30		(9)	(14)	36

Total Trading and Credit Portfolio VAR	$79	$89	$94	$102	$95	(11)		(17)		$90	$69	30

(a)
Loans include loans held for sale of $7,684 million, $7,281 million, $5,199 million, $5,245 million, and $3,735 million for the quarters ended December 31, 2004, September 30, 2004, June 30, 2004, March 31, 2004 and December 31, 2003, respectively. The full year average loans held for sale were $6,352 million and $3,809 million for 2004 and 2003, respectively. These amounts are not included in the allowance coverage ratios and net charge-off rates.

(b)
Adjusted assets equals total assets minus (1) securities purchased under resale agreements and securities borrowed less securities sold, not yet purchased, (2) assets of VIEs consolidated under FIN 46R, (3) cash and securities segregated and on deposit for regulatory and other purposes and (4) goodwill and intangibles. The amount of adjusted assets is presented to assist the reader in comparing the IB’s asset and capital levels to other investment banks in the securities industry. Asset to equity leverage ratios are commonly used as one measure to assess a company’s capital adequacy. The IB believes an adjusted asset amount, which excludes certain assets considered to have a low risk profile, provides a more meaningful measure of balance sheet leverage in the securities industry.

(c)	Equity includes $15 billion of economic risk capital assigned to the IB for the full year ended December 31, 2004.
(d)
Nonperforming loans include loans held for sale of $2 million, $4 million, $2 million, $30 million, and $30 million, as of December 31, 2004, September 30, 2004, June 30, 2004, March 31, 2004 and December 31, 2003, respectively. These amounts are not included in the allowance coverage ratios.

(e)	Includes all mark-to-market trading activities, plus available-for-sale securities held for IB investing purposes.
(f)	Includes VAR on derivative credit valuation adjustments, credit valuation adjustment hedges and mark-to-market loan hedges, which are reported in Trading Revenue.
This VAR does not include the accrual loan portfolio, which is not marked to market.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS (in millions, except ratio and headcount data)

			Heritage JPMC Only			4QTR 2004					H-JPMC Only	2004
	4QTR	3QTR	2QTR	1QTR	4QTR	Change				Full Year		Change
	2004	2004	2004	2004	2003	3Q 2004		4Q 2003		2004	2003	2003
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$373	$395	$124	$121	$126	(6)%		196%		$1,013	$486	108%
Asset Management, Administration and Commissions	323	331	100	95	95	(2)		240		849	357	138
Securities / Private Equity Gains (Losses)	(89)	6	—	—	18	NM		NM		(83)	381	NM
Mortgage Fees and Related Income	162	255	365	255	140	(36)		16		1,037	905	15
Credit Card Income	97	89	25	19	24	9		304		230	107	115
Other Income	27	18	10	(24)	(15)	50		NM		31	(28)	NM

Noninterest Revenue	893	1,094	624	466	388	(18)		130		3,077	2,208	39
Net Interest Income	2,652	2,706	1,211	1,145	1,334	(2)		99		7,714	5,220	48

TOTAL NET REVENUE	3,545	3,800	1,835	1,611	1,722	(7)		106		10,791	7,428	45

Provision for Credit Losses	78	239	78	54	72	(67)		8		449	521	(14)

NONINTEREST EXPENSE
Compensation Expense	807	855	450	509	443	(6)		82		2,621	1,695	55
Noncompensation Expense	1,276	1,250	680	731	726	2		76		3,937	2,773	42
Amortization of Intangibles	132	133	1	1	1	(1)		NM		267	3	NM

TOTAL NONINTEREST EXPENSE	2,215	2,238	1,131	1,241	1,170	(1)		89		6,825	4,471	53

Operating Earnings Before Income Tax Expense	1,252	1,323	626	316	480	(5)		161		3,517	2,436	44
Income Tax Expense (Benefit)	477	501	230	110	175	(5)		173		1,318	889	48

OPERATING EARNINGS	$775	$822	$396	$206	$305	(6)		154		$2,199	$1,547	42

FINANCIAL RATIOS
ROE	24%	25%	32%	16%	26%	(100	)bp	(200	)bp	24%	37%	(1,300	)bp
ROA	1.35	1.44	1.09	0.59	0.80	(9)		55		1.18	1.05	13
Overhead Ratio	62	59	62	77	68	300		(600)		63	60	300

SELECTED BALANCE SHEET (Ending)
Total Assets	$226,560	$227,952	$148,682	$138,747	$139,316	(1)%		63%		$226,560	$139,316	63%
Loans (a)	202,473	201,116	131,712	123,923	121,921	1		66		202,473	121,921	66
Core Deposits (b)	157,256	154,986	80,466	81,392	75,850	1		107		157,256	75,850	107
Total Deposits	182,765	180,727	80,339	91,478	86,162	1		112		182,765	86,162	112

SELECTED BALANCE SHEET (Average)
Total Assets	$228,647	$227,716	$146,693	$139,727	$150,431	—		52		$185,928	$147,435	26
Loans (c)	202,419	198,244	128,225	121,357	127,830	2		58		162,768	120,750	35
Core Deposits (b)	159,385	159,197	85,263	79,801	79,041	—		102		121,121	80,116	51
Total Deposits	183,498	183,921	93,967	88,788	88,187	—		108		137,796	89,793	53
Equity	13,050	13,050	5,005	5,177	4,592	—		184		9,092	4,220	115

Headcount	59,632	60,691	30,480	31,377	32,278	(2)		85		59,632	32,278	85

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs (d)	$606	$219	$80	$85	$104	177		483		$990	$381	160
Nonperforming Loans	1,161	1,308	519	546	569	(11)		104		1,161	569	104
Nonperforming Assets	1,385	1,557	693	736	775	(11)		79		1,385	775	79
Allowance for Loan Losses	1,228	1,764	1,061	1,063	1,094	(30)		12		1,228	1,094	12

Net Charge-off Rate (c)	1.28%	0.47%	0.29%	0.32%	0.39%	81	bp	89	bp	0.67%	0.40%	27	bp
Allowance for Loan Losses to Ending Loans (a)	0.67	0.94	0.90	0.97	1.04	(27)		(37)		0.67	1.04	(37)
Allowance for Loan Losses to Nonperforming Loans (e)	107	143	223	214	209	(3,600)		(10,200)		107	209	(10,200)
Nonperforming Loans to Total Loans	0.57	0.65	0.39	0.44	0.47	(8)		10		0.57	0.47	10

(a)
End of period loans include loans held for sale of $18,022 million, $12,816 million, $14,217 million, $14,334 million, and $17,105 million at December 31, 2004, September 30, 2004, June 30, 2004, March 31, 2004, and December 31, 2003, respectively. These amounts are not included in the allowance coverage ratios.

(b)	Includes demand and savings deposits.
(c)
Average loans include loans held for sale of $13,534 million, $14,479 million, $15,638 million, $15,311 million, and $21,633 million for the quarters ended December 31, 2004, September 30, 2004, June 30, 2004, March 31, 2004, and December 31, 2003, respectively. The full year average loans held for sale are $14,736 million and $25,293 million for 2004 and 2003, respectively. These amounts are not included in the net charge-off rate.

(d)	Includes $406 million of net charge-offs related to the Manufactured Home Loan portfolio in the fourth quarter of 2004.
(e)
Nonperforming loans include loans held for sale of $13 million, $74 million, $44 million, $50 million, and $45 million at December 31, 2004, September 30, 2004, June 30, 2004, March 31, 2004, and December 31, 2003, respectively. These amounts are not included in the allowance coverage ratios.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

			Heritage JPMC Only			4QTR 2004					H-JPMC Only	2004
	4QTR	3QTR	2QTR	1QTR	4QTR	Change				Full Year		Change
	2004	2004	2004	2004	2003	3Q 2004		4Q 2003		2004	2003	2003
RETAIL BUSINESSES
HOME FINANCE
PRIME PRODUCTION AND SERVICING
Production	$196	$168	$186	$178	$318	17%		(38)%		$728	$1,339	(46)%
Servicing:
Mortgage Servicing Revenue, net of amortization	169	134	193	155	141	26		20		651	453	44
MSR, net of hedging	(187)	153	86	61	(6)	NM		NM		113	784	(86)

Total Net Revenue	178	455	465	394	453	(61)		(61)		1,492	2,576	(42)
Noninterest Expense	266	296	264	289	311	(10)		(14)		1,115	1,124	(1)
Operating Earnings	(56)	103	128	65	90	NM		NM		240	918	(74)

CONSUMER REAL ESTATE LENDING
Total Net Revenue	$725	$704	$512	$435	$418	3		73		$2,376	$1,473	61
Provision for Credit Losses	(20)	65	38	(9)	13	NM		NM		74	240	(69)
Noninterest Expense	283	264	172	203	176	7		61		922	606	52
Operating Earnings	295	237	193	156	148	24		99		881	414	113

TOTAL HOME FINANCE
Total Net Revenue	$903	$1,159	$977	$829	$871	(22)		4		$3,868	$4,049	(4)
Provision for Credit Losses	(20)	65	38	(9)	13	NM		NM		74	240	(69)
Noninterest Expense	549	560	436	492	487	(2)		13		2,037	1,730	18
Operating Earnings	239	340	321	221	238	(30)		—		1,121	1,332	(16)

Origination Volume by Channel (in billions)
Retail	$18.5	$19.7	$20.8	$15.2	$16.6	(6)		11		$74.2	$90.8	(18)
Wholesale	11.7	11.6	15.7	9.5	11.1	1		5		48.5	65.6	(26)
Correspondent	4.2	5.4	7.9	5.3	9.3	(22)		(55)		22.8	44.5	(49)
Correspondent Negotiated Transactions	10.0	11.3	12.5	7.7	14.0	(12)		(29)		41.5	83.3	(50)

Total	44.4	48.0	56.9	37.7	51.0	(8)		(13)		187.0	284.2	(34)

Origination Volume by Business (in billions)
Mortgage	$32.4	$34.1	$47.1	$31.0	$43.7	(5)		(26)		$144.6	$259.5	(44)
Home Equity	12.0	13.9	9.8	6.7	7.3	(14)		64		42.4	24.7	72

Total	44.4	48.0	56.9	37.7	51.0	(8)		(13)		187.0	284.2	(34)
Business Metrics (in billions)
Loans Serviced (Ending)	$562.0	$553.5	$492.5	$475.0	$470.0	2		20		$562.0	$470.0	20
MSR Net Carrying Value (Ending)	5.1	5.2	5.7	4.2	4.8	(2)		6		5.1	4.8	6
End of Period Loans Owned
Mortgage Loans Held for Sale	14.2	9.5	13.6	12.8	15.9	49		(11)		14.2	15.9	(11)
Mortgage Loans Retained	42.6	46.5	40.5	36.5	34.5	(8)		23		42.6	34.5	23
Home Equity and Other Loans	67.9	67.3	29.8	26.3	24.1	1		182		67.9	24.1	182

Total End of Period Loans Owned	124.7	123.3	83.9	75.6	74.5	1		67		124.7	74.5	67
Average Loans Owned
Mortgage Loans Held for Sale	10.1	10.9	14.6	12.9	20.0	(7)		(50)		12.1	23.5	(49)
Mortgage Loans Retained	44.6	44.0	38.2	35.8	38.2	1		17		40.7	32.0	27
Home Equity and Other Loans	70.1	66.2	27.0	24.1	21.9	6		220		47.0	19.4	142

Total Average Loans Owned	124.8	121.1	79.8	72.8	80.1	3		56		99.8	74.9	33
Overhead Ratio	61%	48%	45%	59%	56%	1,300	bp	500bp		53%	43%	1,000	bp

Credit Quality Statistics
30+ Day Delinquency Rate	1.27%	1.50%	1.18%	1.32%	1.81%	(23)		(54)		1.27%	1.81%	(54)
Net Charge-offs
Mortgage	$5	$6	$5	$3	$8	(17)%		(38)%		$19	$26	(27)%
Home Equity and Other Loans (a)	449	57	23	25	29	NM		NM		554	109	408

Total Net Charge-offs	454	63	28	28	37	NM		NM		573	135	324
Net Charge-off Rate
Mortgage	0.04%	0.05%	0.05%	0.03%	0.08%	(1	)bp	(4	)bp	0.05%	0.08%	(3	)bp
Home Equity and Other Loans	2.55	0.34	0.34	0.42	0.53	221		202		1.18	0.56	62
Total Net Charge-off Rate (b)	1.57	0.23	0.17	0.19	0.24	134		133		0.65	0.26	39
Nonperforming Assets	$844	$997	$468	$516	$546	(15)%		55%		$844	$546	55%

(a)	Fourth quarter and full year 2004 includes $406 million of net charge-offs related to the Manufactured Home Loan portfolio.
(b)	Excludes mortgage loans held for sale.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

			Heritage JPMC Only			4QTR 2004					H-JPMC Only	2004
	4QTR	3QTR	2QTR	1QTR	4QTR	Change				Full Year		Change
	2004	2004	2004	2004	2003	3Q 2004		4Q 2003		2004	2003	2003
RETAIL BUSINESSES, CONTINUED
CONSUMER & SMALL BUSINESS BANKING
Total Net Revenue	$2,105	$2,076	$615	$589	$615	1%		242%		$5,385	$2,422	122%
Provision for Credit Losses	39	79	20	27	18	(51)		117		165	76	117
Noninterest Expense	1,362	1,379	593	647	581	(1)		134		3,981	2,358	69
Operating Earnings	430	377	2	(49)	12	14		NM		760	(4)	NM

Business Metrics (in billions)
End of Period Balances
Small Business Loans	$12.5	$12.4	$2.2	$2.2	$2.2	1		468		$12.5	$2.2	468
Consumer and Other Loans (a)	2.2	2.3	1.9	2.0	2.0	(4)		10		2.2	2.0	10

Total Loans	14.7	14.7	4.1	4.2	4.2	—		250		14.7	4.2	250
Core Deposits (b)	146.7	144.9	70.1	69.5	66.4	1		121		146.7	66.4	121
Total Deposits	172.2	170.6	79.9	79.6	76.7	1		125		172.2	76.7	125
Average Balances
Small Business Loans	12.4	12.4	2.2	2.2	2.1	—		490		7.3	2.1	248
Consumer and Other Loans (a)	2.2	2.3	1.9	2.0	2.0	(4)		10		2.1	2.0	5

Total Loans	14.6	14.7	4.1	4.2	4.1	(1)		256		9.4	4.1	129
Core Deposits (b)	148.1	148.2	72.5	70.3	67.4	—		120		110.0	64.8	70
Total Deposits	172.2	172.9	81.1	79.2	76.5	—		125		126.6	74.4	70

Number of:
Branches	2,508	2,467	569	564	561	41	#	1,947	#	2,508	561	1,947	#
ATMs	6,650	6,587	1,921	1,927	1,931	63		4,719		6,650	1,931	4,719
Personal Bankers	5,324	5,341	1,744	1,807	1,820	(17)		3,504		5,324	1,820	3,504
Personal Checking Accounts (in thousands)	7,286	7,222	1,982	1,984	1,984	64		5,302		7,286	1,984	5,302
Business Checking Accounts (in thousands)	894	891	352	350	347	3		547		894	347	547
Online Registered Customers (in thousands)	6,587	6,084	NA	NA	NA	503		NM		6,587	NA	NM
Debit Cards Issued (in thousands)	8,392	8,282	2,430	2,368	2,380	110		6,012		8,392	2,380	6,012
Overhead Ratio	65%	66%	96%	110%	94%	(100	)bp	(2,900	)bp	74%	97%	(2,300	)bp

Retail Brokerage Business Metrics
Investment Sales Volume	$2,770	$2,563	$1,047	$944	$924	8%		200%		$7,324	$3,579	105%
Number of Dedicated Investment Sales Representatives	1,364	1,393	390	377	349	(2)		291		1,364	349	291

Credit Quality Statistics
Net Charge-offs
Small Business	$32	$24	$12	$9	$8	33		300		$77	$35	120
Consumer and Other Loans	24	36	9	8	16	(33)		50		77	40	93

Total Net Charge-Offs	56	60	21	17	24	(7)		133		154	75	105
Net Charge-off Rate
Small Business	1.03%	0.77%	2.19%	1.65%	1.51%	26	bp	(48	)bp	1.05%	1.67%	(62	)bp
Consumer and Other Loans	4.34	6.23	1.91	1.61	3.17	(189)		117		3.67	2.00	167
Total Net Charge-Off Rate	1.53	1.62	2.06	1.63	2.32	(9)		(79)		1.64	1.83	(19)
Nonperforming Assets	$299	$313	$85	$80	$72	(4)%		315%		$299	$72	315%

(a)	Primarily community development loans.
(b)	Includes demand and savings deposits.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

			Heritage JPMC Only			4QTR 2004					H-JPMC Only	2004
	4QTR	3QTR	2QTR	1QTR	4QTR	Change				Full Year		Change
	2004	2004	2004	2004	2003	3Q 2004		4Q 2003		2004	2003	2003
RETAIL BUSINESSES
AUTO & EDUCATION FINANCE
Total Net Revenue	$364	$397	$218	$166	$207	(8)%		76%		$1,145	$842	36%
Provision for Credit Losses	59	95	20	36	41	(38)		44		210	205	2
Noninterest Expense	166	163	80	81	77	2		116		490	291	68
Operating Earnings	84	85	71	30	53	(1)		58		270	206	31

Business Metrics (in billions)
End of Period Loans and Lease Receivables
Loans Outstanding:	$54.6	$53.7	$34.9	$34.9	$33.7	2		62		$54.6	$33.7	62
Lease Receivables	8.0	8.9	8.6	9.1	9.5	(10)		(16)		8.0	9.5	(16)

Total End of Period Loans and Lease Receivables	62.6	62.6	43.5	44.0	43.2	—		45		62.6	43.2	45
Average Loans and Lease Receivables
Loans Outstanding (Average) (a)	$54.2	$52.9	$35.2	$35.0	$33.9	2		60		$44.3	$32.0	38
Lease Receivables (Average)	8.4	9.2	8.9	9.3	9.6	(9)		(13)		9.0	9.7	(7)

Total Average Loans and Lease Receivables (a)	62.6	62.1	44.1	44.3	43.5	1		44		53.3	41.7	28
Overhead Ratio	46%	41%	37%	49%	37%	500	bp	900	bp	43%	35%	800	bp

Credit Quality Statistics
30+ Day Delinquency Rate	1.55%	1.38%	1.04%	1.05%	1.42%	17		13		1.55%	1.42%	13
Net Charge-offs
Loans	$85	$83	$23	$28	$33	2%		158%		$219	$130	68%
Lease Receivables	11	13	8	12	10	(15)		10		44	41	7

Total Net Charge-offs	96	96	31	40	43	—		123		263	171	54
Net Charge-off Rate
Loans (a)	0.67%	0.65%	0.27%	0.35%	0.41%	2	bp	26	bp	0.52%	0.43%	9	bp
Lease Receivables	0.52	0.56	0.36	0.52	0.41	(4)		11		0.49	0.42	7
Total Net Charge-off Rate (a)	0.65	0.64	0.29	0.38	0.41	1		24		0.52	0.43	9
Nonperforming assets	$242	$247	$140	$140	$157	(2)%		54%		$242	$157	54%

INSURANCE
Total Net Revenue	$173	$168	$25	$27	$29	3		497		$393	$115	242
Noninterest Expense	138	136	22	21	25	1		452		317	92	245
Operating Earnings	22	20	2	4	2	10		NM		48	13	269
Memo:
Consolidated Gross Insurance-Related Revenue (b)	421	429	165	176	159	(2)		165		1,191	611	95

Business Metrics — Ending Balances
Invested Assets	$7,368	$7,489	$1,729	$1,710	$1,559	(2)		373		$7,368	$1,559	373
Policy Loans	397	398	—	—	—	—		NM		397	—	NM
Insurance Policy and Claims Reserves	7,279	7,477	1,255	1,193	1,096	(3)		NM		7,279	1,096	NM
Term Life Premiums — First Year Annualized	13	15	—	—	—	(13)		NM		28	—	NM
Proprietary Annuity Sales	35	39	58	76	80	(10)		(56)		208	548	(62)
Policies in Force — Direct / Assumed (in thousands)	2,611	2,633	608	622	631	(1)		314		2,611	631	314
Insurance in Force — Direct / Assumed	277,827	274,390	33,772	33,161	31,992	1		NM		277,827	31,992	NM
Insurance in Force — Retained	80,691	76,727	33,772	33,161	31,992	5		152		80,691	31,992	152
A.M. Best Rating	A	A	A	A	A					A	A

(a)
Average loans include loans held for sale of $3.4 billion, $2.2 billion, $1.1 billion, $2.4 billion, and $1.6 billion for the quarters ended December 31, 2004, September 30, 2004, June 30, 2004, March 31, 2004, and December 31, 2003, respectively. The full year average loans held for sale were $2.3 billion and $1.8 billion for 2004 and 2003, respectively. These are not included in the net charge-off rate.

(b)	Includes revenue reported in the results of other businesses.

JPMORGAN CHASE & CO. CARD SERVICES — MANAGED BASIS FINANCIAL HIGHLIGHTS (in millions, except ratio data and where otherwise noted)

			Heritage JPMC Only			4QTR 2004					H-JPMC Only	2004
	4QTR	3QTR	2QTR	1QTR	4QTR	Change				Full Year		Change
	2004	2004	2004	2004	2003	3Q 2004		4Q 2003		2004	2003	2003
INCOME STATEMENT
REVENUE
Asset Management, Administration and Commissions	$—	$26	$25	$24	$26	NM		NM		$75	$108	(31)%
Credit Card Income	886	784	271	238	271	13%		227%		2,179	930	134
Other Income	31	44	20	22	23	(30)		35		117	54	117

Noninterest Revenue	917	854	316	284	320	7		187		2,371	1,092	117
Net Interest Income	2,913	2,917	1,271	1,273	1,295	—		125		8,374	5,052	66

TOTAL NET REVENUE	3,830	3,771	1,587	1,557	1,615	2		137		10,745	6,144	75

Managed Provision for Credit Losses	1,735	1,662	748	706	792	4		119		4,851	2,904	67

NONINTEREST EXPENSE
Compensation Expense	270	317	150	156	144	(15)		88		893	582	53
Noncompensation Expense	825	926	353	381	345	(11)		139		2,485	1,336	86
Amortization of Intangibles	187	194	62	62	65	(4)		188		505	260	94

TOTAL NONINTEREST EXPENSE	1,282	1,437	565	599	554	(11)		131		3,883	2,178	78

Operating Earnings Before Income Tax Expense	813	672	274	252	269	21		202		2,011	1,062	89
Income Tax Expense	298	251	98	90	96	19		210		737	379	94

OPERATING EARNINGS	$515	$421	$176	$162	$173	22		198		$1,274	$683	87

Memo: Net Securitization Gains (Amortization)	$—	$(2)	$(4)	$(2)	$4	NM		NM		$(8)	$1	NM

FINANCIAL METRICS
ROE	17%	14%	21%	19%	20%	300	bp	(300	)bp	17%	20%	(300	)bp
Overhead Ratio	33	38	36	38	34	(500)		(100)		36	35	100
% of Average Managed Outstandings:
Net Interest Income	8.79	8.90	9.98	9.95	10.08	(11)		(129)		9.16	9.95	(79)
Managed Provision for Credit Losses	5.24	5.07	5.88	5.52	6.17	17		(93)		5.31	5.72	(41)
Noninterest Revenue	2.77	2.61	2.48	2.22	2.49	16		28		2.59	2.15	44
Risk Adjusted Margin	6.32	6.44	6.59	6.65	6.41	(12)		(9)		6.45	6.38	7
Noninterest Expense	3.87	4.39	4.44	4.68	4.31	(52)		(44)		4.25	4.29	(4)
Pre-tax Income	2.45	2.05	2.15	1.97	2.09	40		36		2.20	2.09	11
Operating Earnings	1.55	1.28	1.38	1.27	1.35	27		20		1.39	1.35	4

BUSINESS METRICS
Charge Volume (in billions)	$75.3	$73.3	$23.5	$21.5	$23.5	3%		220%		$193.6	$88.2	120%
Net Accounts Opened (in thousands) (a)	2,729	2,755	1,013	1,026	1,024	(1)		167		7,523	4,177	80
Credit Cards Issued (in thousands)	94,285	95,946	35,529	35,239	35,103	(2)		169		94,285	35,103	169
Number of Registered Internet Customers (in millions)	13.6	12.4	4.5	4.1	3.7	10		268		13.6	3.7	268

Merchant Acquiring Business
Bank Card Volume (in billions)	$135.9	$123.5	$71.8	$65.0	$73.1	10		86		$396.2	$261.2	52
Total Transactions (in millions)	4,462	3,972	1,875	1,757	1,967	12		127		12,066	7,154	69

(a)	Net accounts opened includes originations, purchases and sales.

JPMORGAN CHASE & CO. CARD SERVICES — MANAGED BASIS FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except headcount and ratio data)

			Heritage JPMC Only			4QTR 2004					H-JPMC Only	2004
	4QTR	3QTR	2QTR	1QTR	4QTR	Change				Full Year		Change
	2004	2004	2004	2004	2003	3Q 2004		4Q 2003		2004	2003	2003
SELECTED ENDING BALANCES
Loans:
Loans on Balance Sheet	$64,575	$60,241	$17,182	$16,639	$17,426	7%		271%		$64,575	$17,426	271%
Securitized Loans	70,795	71,256	34,138	34,478	34,856	(1)		103		70,795	34,856	103

Managed Loans	$135,370	$131,497	$51,320	$51,117	$52,282	3		159		$135,370	$52,282	159

SELECTED AVERAGE BALANCES
Managed Assets	$138,013	$136,753	$51,510	$51,749	$51,482	1		168		$94,741	$51,406	84
Loans:
Loans on Balance Sheet	$61,317	$59,386	$17,155	$17,037	$16,442	3		273		$38,842	$17,604	121
Securitized Loans	70,505	70,980	34,052	34,425	34,504	(1)		104		52,590	33,169	59

Managed Loans	$131,822	$130,366	$51,207	$51,462	$50,946	1		159		$91,432	$50,773	80

Equity	11,800	11,800	3,346	3,392	3,403	—		247		7,608	3,440	121

Headcount	19,598	20,473	9,975	10,838	10,612	(4)%		85%		19,598	10,612	85

CREDIT QUALITY STATISTICS
Net Charge-offs	$1,735	$1,598	$745	$743	$741	9		134		$4,821	$2,996	61
Net Charge-off Rate	5.24%	4.88%	5.85%	5.81%	5.77%	36	bp	(53	)bp	5.27%	5.90%	(63	)bp

Delinquency ratios
30+ days	3.70%	3.81%	4.26%	4.41%	4.68%	(11)		(98)		3.70%	4.68%	(98)
90+ days	1.72	1.75	1.94	2.15	2.19	(3)		(47)		1.72	2.19	(47)
Allowance for Loan Losses	$2,994	$2,273	$1,191	$1,188	$1,225	32%		144%		$2,994	$1,225	144%
Allowance for Loan Losses to Period-end Loans (a)	4.64%	3.77%	6.93%	7.14%	7.03%	87	bp	(239	)bp	4.64%	7.03%	(239	)bp

(a)
The heritage Bank One seller’s interest was decertificated effective July 1, 2004, and is reported in Loans on the Consolidated balance sheet. As a result, the Allowance for Loan Losses to Period-end Loans ratio beginning September 30, 2004, declined as the remaining portion of the decertificated seller’s interest was recorded at fair value without a corresponding allowance for loan loss.

JPMORGAN CHASE & CO. CARD RECONCILIATION OF REPORTED AND MANAGED DATA (in millions)

			Heritage JPMC Only			4QTR 2004			H-JPMC Only	2004
	4QTR	3QTR	2QTR	1QTR	4QTR	Change		Full Year		Change
	2004	2004	2004	2004	2003	3Q 2004	4Q 2003	2004	2003	2003
INCOME STATEMENT DATA (a)
Credit Card Income
Reported Data for the period	$1,672	$1,632	$578	$564	$639	2%	162%	$4,446	$2,309	93%
Securitization Adjustments	(786)	(848)	(307)	(326)	(368)	7	(114)	(2,267)	(1,379)	(64)

Managed Credit Card Income	$886	$784	$271	$238	$271	13	227	$2,179	$930	134

Other Income Reported Data for the Period	$30	$47	$65	$61	$52	(36)	(42)	$203	$125	62
Securitization Adjustments	1	(3)	(45)	(39)	(29)	NM	NM	(86)	(71)	(21)

Managed Other Income	$31	$44	$20	$22	$23	(30)	35	$117	$54	117

Net Interest Income Reported Data for the Period	$1,117	$1,138	$433	$435	$436	(2)	156	$3,123	$1,732	80
Securitization Adjustments	1,796	1,779	838	838	859	1	109	5,251	3,320	58

Managed Net Interest Income	$2,913	$2,917	$1,271	$1,273	$1,295	—	125	$8,374	$5,052	66

Total Net Revenue (b) Reported Data for the Period	$2,819	$2,843	$1,101	$1,084	$1,153	(1)	144	$7,847	$4,274	84
Securitization Adjustments	1,011	928	486	473	462	9	119	2,898	1,870	55

Managed Total Net Revenue	$3,830	$3,771	$1,587	$1,557	$1,615	2	137	$10,745	$6,144	75

Provision for Credit Losses Reported Data for the Period	$724	$734	$262	$233	$330	(1)	119	$1,953	$1,034	89
Securitization Adjustments	1,011	928	486	473	462	9	119	2,898	1,870	55

Managed Provision for Credit Losses	$1,735	$1,662	$748	$706	$792	4	119	$4,851	$2,904	67

BALANCE SHEET — AVERAGE BALANCES
Total Average Assets Reported Data for the Period	$69,485	$67,718	$18,484	$18,392	$18,037	3	285	$43,657	$19,041	129
Securitization Adjustments	68,528	69,035	33,026	33,357	33,445	(1)	105	51,084	32,365	58

Managed Average Assets	$138,013	$136,753	$51,510	$51,749	$51,482	1	168	$94,741	$51,406	84

CREDIT QUALITY STATISTICS
Net Charge-offs Reported Net Charge-offs Data for the period	$724	$670	$259	$270	$279	8	159	$1,923	$1,126	71
Securitization Adjustments	1,011	928	486	473	462	9	119	2,898	1,870	55

Managed Net Charge-offs	$1,735	$1,598	$745	$743	$741	9	134	$4,821	$2,996	61

(a)
JPMorgan Chase uses the concept of “managed receivables” to evaluate the credit performance of the underlying credit card loans, both sold and not sold: as the same borrower is continuing to use the credit card for ongoing charges, a borrower’s credit performance will impact both the receivables sold under SFAS 140 and those not sold. Thus, in its disclosures regarding managed receivables, JPMorgan Chase treats the sold receivables as if they were still on the balance sheet in order to disclose the credit performance (such as net charge-off rates) of the entire managed credit card portfolio. Operating results exclude the impact of credit card securitizations on revenue, the provision for credit losses, net charge-offs and receivables. Securitization does not change reported net income versus operating earnings; however, it does affect the classification of items on the Consolidated statement of income.

(b)	Includes Credit Card Income, Other Income and Net Interest Income.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

			Heritage JPMC Only			4QTR 2004					H-JPMC Only	2004
	4QTR	3QTR	2QTR	1QTR	4QTR	Change				Full Year		Change
	2004	2004	2004	2004	2003	3Q 2004		4Q 2003		2004	2003	2003
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$147	$162	$67	$65	$69	(9)%		113%		$441	$301	47%
Asset Management, Administration and Commissions	12	12	4	4	4	—		200		32	19	68
Other Income	103	51	29	26	27	102		281		209	73	186

Noninterest Revenue	262	225	100	95	100	16		162		682	393	74
Net Interest Income	623	608	234	227	240	2		160		1,692	959	76

TOTAL NET REVENUE	885	833	334	322	340	6		160		2,374	1,352	76

Provision for Credit Losses	21	14	19	(13)	(10)	50		NM		41	6	NM

NONINTEREST EXPENSE

Compensation Expense	153	176	65	71	66	(13)		132		465	285	63
Noncompensation Expense	281	286	138	138	131	(2)		115		843	534	58
Amortization of Intangibles	17	18	—	—	—	(6)		NM		35	3	NM

TOTAL NONINTEREST EXPENSE	451	480	203	209	197	(6)		129		1,343	822	63

Operating Earnings Before Income Tax Expense	413	339	112	126	153	22		170		990	524	89
Income Tax Expense	159	124	47	52	64	28		148		382	217	76

OPERATING EARNINGS	$254	$215	$65	$74	$89	18		185		$608	$307	98

MEMO:
Revenue by:
Lending	$280	$314	$86	$84	$95	(11)		195		$764	$396	93
Treasury & Securities Services	528	499	221	219	220	6		140		1,467	896	64
Investment Banking	61	24	20	15	28	154		118		120	66	82
Other	16	(4)	7	4	(3)	NM		NM		23	(6)	NM

Total Commercial Banking Revenue	$885	$833	$334	$322	$340	6		160		$2,374	$1,352	76

FINANCIAL RATIOS
ROE	30%	25%	35%	37%	38%	500	bp	(800	)bp	29%	29%	—	bp
ROA	1.81	1.53	1.51	1.83	2.22	28		(41)		1.67	1.87	(20)
Overhead Ratio	51	58	61	65	58	(700)		(700)		57	61	(400)

SELECTED BALANCE SHEET (Average)
Total Assets	$55,837	$55,957	$17,281	$16,239	$15,875	—%		252%		$36,435	$16,460	121%
Loans and Leases (a)	50,469	50,324	14,717	13,764	13,400	—		277		32,417	14,049	131
Deposits	66,719	64,796	38,058	36,596	34,005	3		96		51,620	32,880	57
Equity	3,400	3,400	747	795	928	—		266		2,093	1,059	98

Headcount	4,555	4,595	1,690	1,701	1,730	(1)		163		4,555	1,730	163

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs (Recoveries)	$45	$(13)	$30	$(1)	$5	NM		NM		$61	$76	(20)
Nonperforming Loans	527	579	132	165	123	(9)		328		527	123	328
Allowance for Loan Losses	1,322	1,350	107	111	122	(2)		NM		1,322	122	NM
Allowance for Lending Related Commitments	169	164	24	28	26	3		NM		169	26	NM

Net Charge-off Rate	0.35%	(0.10)%	0.82%	(0.03)%	0.15%	45	bp	20	bp	0.19%	0.54%	(35	)bp
Allowance for Loan Losses to Average Loans	2.62	2.68	0.73	0.81	0.91	(6)		171		4.08	0.87	321
Allowance for Loan Losses to Nonperforming Loans	251	233	81	67	99	1,800		15,200		251	99	15,200
Nonperforming Loans to Average Loans	1.04	1.15	0.90	1.20	0.92	(11)		12		1.63	0.88	75

(a)	Includes a $411 million reclass from investment securities in the fourth quarter of 2004.

JPMORGAN CHASE & CO.
TREASURY & SECURITIES SERVICES
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

			Heritage JPMC Only			4QTR 2004					H-JPMC Only	2004
	4QTR	3QTR	2QTR	1QTR	4QTR	Change				Full Year		Change
	2004	2004	2004	2004	2003	3Q 2004		4Q 2003		2004	2003	2003
INCOME STATEMENT
REVENUE

Lending & Deposit Related Fees	$200	$218	$111	$118	$115	(8)%		74%		$647	$470	38%
Asset Management, Administration and Commissions	630	600	633	582	518	5		22		2,445	1,903	28
Other Income	112	103	98	69	111	9		1		382	288	33

Noninterest Revenue	942	921	842	769	744	2		27		3,474	2,661	31
Net Interest Income	471	418	251	243	236	13		100		1,383	947	46

TOTAL NET REVENUE	1,413	1,339	1,093	1,012	980	6		44		4,857	3,608	35

Provision for Credit Losses	3	—	3	1	—	NM		NM		7	1	NM
Credit Reimbursement to IB (a)	(43)	(43)	(2)	(2)	5	—		NM		(90)	36	NM

NONINTEREST EXPENSE
Compensation Expense	471	472	347	339	330	—		43		1,629	1,257	30
Noncompensation Expense	643	654	582	512	463	(2)		39		2,391	1,745	37
Amortization of Intangibles	32	30	15	16	8	7		300		93	26	258

TOTAL NONINTEREST EXPENSE	1,146	1,156	944	867	801	(1)		43		4,113	3,028	36

Operating Earnings before Income Tax Expense	221	140	144	142	184	58		20		647	615	5
Income Tax Expense (Benefit)	76	44	43	44	61	73		25		207	193	7

OPERATING EARNINGS	$145	$96	$101	$98	$123	51		18		$440	$422	4

REVENUE BY BUSINESS
Treasury Services (b)	$642	$629	$366	$357	$311	2		106		$1,994	$1,200	66
Investor Services	454	404	453	398	380	12		19		1,709	1,448	18
Institutional Trust Services	317	306	274	257	289	4		10		1,154	960	20

TOTAL NET REVENUE	$1,413	$1,339	$1,093	$1,012	$980	6		44		$4,857	$3,608	35

MEMO
Treasury Services Firmwide Revenue (b)	$1,238	$1,205	$617	$605	$561	3		121		$3,665	$2,214	66
Treasury & Securities Services Firmwide Revenue (b)	2,009	1,915	1,344	1,260	1,230	5		63		6,528	4,622	41

FINANCIAL RATIOS
ROE	30%	20%	13%	12%	18%	1,000	bp	1,200	bp	17%	15%	200	bp
Overhead Ratio	81	86	86	86	82	(500)		(100)		85	84	100

MEMO
Treasury Services Firmwide Overhead Ratio (c)	61	59	65	69	66	200		(500)		62	62	—
Treasury & Securities Services Firmwide Overhead Ratio (c)	69	72	79	78	75	(300)		(600)		74	76	(200)

BUSINESS METRICS
Assets under Custody (in billions)	$9,137	$8,261	$7,980	$8,001	$7,597	11%		20%		$9,137	$7,597	20%
Corporate Trust Securities under Administration (in billions) (d)	6,593	6,569	6,241	6,373	6,127	—		8		6,593	6,127	8

SELECTED BALANCE SHEET (Average)
Total Assets	$28,538	$24,831	$21,040	$19,241	$20,015	15		43		$23,430	$18,379	27
Loans	9,988	8,457	6,783	6,137	6,246	18		60		7,849	6,009	31
Deposits U.S. Deposits	101,351	90,466	73,795	65,813	60,249	12		68		82,928	54,116	53
Non-U.S. Deposits	48,726	48,234	43,118	39,932	35,575	1		37		45,022	34,518	30

Total Deposits	150,077	138,700	116,913	105,745	95,824	8		57		127,950	88,634	44
Equity	1,900	1,900	3,203	3,189	2,741	—		(31)		2,544	2,738	(7)

MEMO
Treasury Services Firmwide Deposits (e)	125,345	121,123	77,262	74,098	67,959	3		84		99,587	66,843	49
Treasury & Securities Services Firmwide Deposits (e)	211,988	198,860	150,463	139,336	127,346	7		66		175,327	120,894	45

Headcount	22,612	22,246	15,023	15,341	15,145	2		49		22,612	15,145	49

(a)
Management has charged TSS a credit reimbursement, which is the pre-tax amount of earnings, less cost of capital, related to certain exposures managed within the Investment Bank (“IB”) credit portfolio on behalf of clients shared with TSS.

(b)
TSS and Treasury Services (“TS”) firmwide revenues include TS revenues recorded in certain other lines of business. Revenue associated with Treasury Services’ customers who are also customers of the Commercial Banking, Consumer & Small Business Banking and Asset & Wealth Management lines of business are reported in these other lines of business and are excluded from Treasury Services as follows:

						4QTR 2004				2004
	4QTR	3QTR	2QTR	1QTR	4QTR	Change		Full Year		Change
	2004	2004	2004	2004	2003	3Q 2004	4Q 2003	2004	2003	2003
Treasury Services Revenue Reported in Commercial Banking	$528	$499	$221	$219	$220	6%	140%	$1,467	$896	64%
Treasury Services Revenue Reported in Other Lines of Business	68	77	30	29	30	(12)	127	204	118	73

Note:	Foreign Exchange revenues are apportioned between TSS and the Investment Bank and only TSS’s share is included in TSS Firmwide revenue.

(c)
TSS and TS Firmwide Overhead Ratios have been calculated based on the Firmwide Revenues described in footnote (b) and TSS or TS expenses, respectively, including those allocated to certain other lines of business.

(d)	Corporate Trust Securities under Administration include debt held in trust on behalf of third parties and debt serviced as agent.
(e)
TSS and TS Firmwide Deposits include TS’ deposits recorded in certain other lines of business. Deposits associated with Treasury Services’ customers who are also customers of the Commercial Banking line of business are reported in that line of business and are excluded from Treasury Services.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data, and where otherwise noted)

			Heritage JPMC Only			4QTR 2004					H-JPMC Only	2004
	4QTR	3QTR	2QTR	1QTR	4QTR	Change				Full Year		Change
	2004	2004	2004	2004	2003	3Q 2004		4Q 2003		2004	2003	2003
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$10	$10	$4	$4	$5	—%		100%		$28	$19	47%
Asset Management, Administration and Commissions	952	859	657	672	629	11		51		3,140	2,258	39
Other Income	60	55	50	50	87	9		(31)		215	205	5

Noninterest Revenue	1,022	924	711	726	721	11		42		3,383	2,482	36
Net Interest Income	288	269	117	122	124	7		132		796	488	63

TOTAL NET REVENUE	1,310	1,193	828	848	845	10		55		4,179	2,970	41

Provision for Credit Losses	(21)	1	(4)	10	36	NM		NM		(14)	35	NM

NONINTEREST EXPENSE
Compensation Expense	459	452	343	325	309	2		49		1,579	1,213	30
Noncompensation Expense	436	409	335	322	337	7		29		1,502	1,265	19
Amortization of Intangibles	24	23	3	2	2	4		NM		52	8	NM

TOTAL NONINTEREST EXPENSE	919	884	681	649	648	4		42		3,133	2,486	26

Operating Earnings before Income Tax Expense	412	308	151	189	161	34		156		1,060	449	136

Income Tax Expense (Benefit)	149	111	52	67	55	34		171		379	162	134

OPERATING EARNINGS	$263	$197	$99	$122	$106	34		148		$681	$287	137

FINANCIAL RATIOS
ROE	44%	33%	7%	9%	8%	1,100	bp	3,600	bp	17%	5%	1,200	bp
Overhead Ratio	70	74	82	77	77	(400)		(700)		75	84	(900)
Pre-tax Margin Ratio (a)	31	26	18	22	19	500		1,200		25	15	1,000

BUSINESS METRICS
Number of:
Client Advisors	1,226	1,230	577	599	615	—%		99%		1,226	615	99%
Brown Co Average Daily Trades	30,521	23,969	28,702	36,470	31,369	27		(3)		29,901	27,150	10
Retirement Planning Services Participants	918,000	874,000	844,000	816,000	756,000	5		21		918,000	756,000	21
Star Rankings: (b)
% of Customer Assets in Funds Ranked 4 or Better	48%	56%	48%	49%	48%	(14)		—		48%	48%	—
% of Customer Assets in Funds Ranked 3 or Better	81%	80%	78%	74%	69%	1		17		81%	69%	17

REVENUE BY CLIENT SEGMENT
Institutional	$296	$287	$200	$211	$200	3		48		$994	$723	37
Private Bank	427	383	368	376	384	11		11		1,554	1,437	8
Private Client Services	260	251	19	20	19	4		NM		550	78	NM
Retail	327	272	241	241	242	20		35		1,081	732	48

Total Net Revenue	$1,310	$1,193	$828	$848	$845	10		55		$4,179	$2,970	41

SELECTED BALANCE SHEET (Average)
Total Assets	$40,689	$39,882	$35,083	$35,295	$34,141	2		19		$37,751	$33,780	12
Loans	25,966	25,408	17,620	17,097	16,816	2		54		21,545	16,678	29
Deposits	43,022	38,520	23,667	22,756	21,310	12		102		32,039	20,249	58
Equity	2,400	2,400	5,370	5,471	5,467	—		(56)		3,902	5,507	(29)

Headcount	12,287	12,368	8,690	8,554	8,520	(1)		44		12,287	8,520	44

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs	$5	$6	$6	$55	$1	(17)		400		$72	$9	NM
Nonperforming Loans	79	125	102	115	173	(37)		(54)		79	173	(54)
Allowance for Loan Losses	216	241	76	86	130	(10)		66		216	130	66
Allowance for Lending Related Commitments	5	5	2	3	4	—		25		5	4	25

Net Charge-off Rate	0.08%	0.09%	0.14%	1.29%	0.02%	(1	)bp	6	bp	0.33%	0.05%	28	bp
Allowance for Loan Losses to Average Loans	0.83	0.95	0.43	0.50	0.77	(12)		6		1.00	0.78	22
Allowance for Loan Losses to Nonperforming Loans	273	193	75	75	75	8,000		19,800		273	75	19,800
Nonperforming Loans to Average Loans	0.30	0.49	0.58	0.67	1.03	(19)		(73)		0.37	1.04	(67)

(a)
Pre-tax margin represents Operating Earnings before Income Taxes / Total Net Revenue, which is a comprehensive measure of pre-tax performance and is another basis by which AWM management evaluates its performance and that of its competitors. Pre-tax margin is an effective measure of AWM’s earnings after all costs are taken into consideration.

(b)	Derived from Morningstar for the United States; Micropal for the United Kingdom, Luxembourg, Hong Kong and Taiwan; and Nomura for Japan.

JPMORGAN CHASE & CO. ASSET & WEALTH MANAGEMENT FINANCIAL HIGHLIGHTS, CONTINUED (in billions, except ranking data)

			Heritage JPMC Only			4QTR 2004			H-JPMC Only	2004
	4QTR	3QTR	2QTR	1QTR	4QTR	Change		Full Year		Change
	2004	2004	2004	2004	2003	3Q 2004	4Q 2003	2004	2003	2003
Asset Class
Liquidity	$232	$210	$152	$159	$156	10%	49%	$232	$156	49%
Fixed Income	171	174	117	120	118	(2)	45	171	118	45
Equities, Balanced and Other	388	351	306	310	287	11	35	388	287	35

Assets under Management	791	735	575	589	561	8	41	791	561	41
Custody / Brokerage / Administration / Deposits	478	434	221	216	203	10	135	478	203	135

Total Assets under Supervision	$1,269	$1,169	$796	$805	$764	9	66	$1,269	$764	66

Client Segment
Institutional
Assets under Management	$466	$426	$328	$335	$322	9	45	$466	$322	45
Custody / Brokerage / Administration / Deposits	184	170	—	—	—	8	NM	184	—	NM

Assets under Supervision	650	596	328	335	322	9	102	650	322	102
Private Bank
Assets under Management	139	136	139	141	138	2	1	139	138	1
Custody / Brokerage / Administration / Deposits	165	143	138	135	128	15	29	165	128	29

Assets under Supervision	304	279	277	276	266	9	14	304	266	14
Private Client Services
Assets under Management	53	51	7	7	8	4	NM	53	8	NM
Custody / Brokerage / Administration / Deposits	41	40	3	3	4	2	NM	41	4	NM

Assets under Supervision	94	91	10	10	12	3	NM	94	12	NM
Retail
Assets under Management	133	122	101	106	93	9	43	133	93	43
Custody / Brokerage / Administration / Deposits	88	81	80	78	71	9	24	88	71	24

Assets under Supervision	221	203	181	184	164	9	35	221	164	35

Total Assets under Supervision	$1,269	$1,169	$796	$805	$764	9	66	$1,269	$764	66

Geographic Region
Americas
Assets under Management	$562	$531	$370	$377	$365	6	54	$562	$365	54
Custody / Brokerage / Administration / Deposits	444	404	189	186	168	10	164	444	168	164

Assets under Supervision	1,006	935	559	563	533	8	89	1,006	533	89
International
Assets under Management	229	204	205	212	196	12	17	229	196	17
Custody / Brokerage / Administration / Deposits	34	30	32	30	35	13	(3)	34	35	(3)

Assets under Supervision	263	234	237	242	231	12	14	263	231	14

Total Assets under Supervision	$1,269	$1,169	$796	$805	$764	9	66	$1,269	$764	66

Memo:
Mutual Funds Assets:
Liquidity	$183	$163	$104	$107	$103	12	78	$183	$103	78
Fixed Income	41	48	27	28	27	(15)	52	41	27	52
Equities, Balanced and Other	104	97	90	102	83	7	25	104	83	25

Total Mutual Funds Assets	$328	$308	$221	$237	$213	6	54	$328	$213	54

Assets Under Supervision Rollforward
Beginning Balance	$1,169	$796	$805	$764	$728	47%	61%	$764	$642	19%
Net Asset Flows	18	(7)	(1)	15	(2)	NM	NM	25	(16)	NM
Market / Other Impact (a)	82	380	(8)	26	38	(78)	116	480	138	248

Ending Balance	$1,269	$1,169	$796	$805	$764	9	66	$1,269	$764	66

(a)
Other reflects the Merger with Bank One ($376 billion) in the third quarter of 2004, and the acquisition of a majority interest in Highbridge Capital Management ($7 billion) in the fourth quarter of 2004 and the acquisition of RPS ($41 billion) in the second quarter of 2003.

JPMORGAN CHASE & CO. CORPORATE FINANCIAL HIGHLIGHTS (in millions, except headcount data)

			Heritage JPMC Only			4QTR 2004			H-JPMC Only	2004
	4QTR	3QTR	2QTR	1QTR	4QTR	Change		Full Year		Change
	2004	2004	2004	2004	2003	3Q 2004	4Q 2003	2004	2003	2003
INCOME STATEMENT
Revenue
Securities / Private Equity Gains (Losses)	$584	$347	$436	$419	$168	68%	248%	$1,786	$1,031	73%
Other Income	(140)	67	63	8	54	NM	NM	(2)	214	NM

Noninterest Revenue	444	414	499	427	222	7	100	1,784	1,245	43
Net Interest Income	(667)	(500)	2	(57)	(54)	(33)	NM	(1,222)	(177)	NM

TOTAL NET REVENUE	(223)	(86)	501	370	168	(159)	NM	562	1,068	(47)

Provision for Credit Losses	—	(1)	(27)	(82)	(48)	NM	NM	(110)	124	NM

Noninterest Expense
Compensation Expense	662	786	462	516	395	(16)	68	2,426	1,893	28
Noncompensation Expense	1,215	1,146	857	870	811	6	50	4,088	3,216	27
Net Expenses Allocated to Other Businesses	(1,417)	(1,426)	(1,186)	(1,184)	(1,119)	1	(27)	(5,213)	(4,580)	(14)

TOTAL NONINTEREST EXPENSE	460	506	133	202	87	(9)	429	1,301	529	146

Operating Earnings before Income Tax Expense	(683)	(591)	395	250	129	(16)	NM	(629)	415	NM
Income Tax Expense (Benefit)	(387)	(372)	70	(1)	(130)	(4)	(198)	(690)	(253)	(173)

OPERATING EARNINGS	$(296)	$(219)	$325	$251	$259	(35)	NM	$61	$668	(91)

SELECTED AVERAGE BALANCE SHEET
Short-term Investments (a)	$19,252	$26,432	$9,903	$2,592	$4,614	(27)	317	$14,590	$4,076	258
Investment Portfolio (b)	69,604	71,050	56,342	56,755	53,270	(2)	31	63,475	63,506	—
Goodwill (c)	42,980	42,958	342	346	355	—	NM	21,773	293	NM
Total Assets	197,794	204,884	125,122	120,273	98,274	(3)	101	162,233	104,394	55

Headcount	24,806	24,482	12,928	13,269	13,391	1	85	24,806	13,391	85

TREASURY
Securities Gains (Losses) (d)	$77	$109	$41	$120	$6	(29)	NM	$347	$999	(65)

Investment Portfolio (Average)	$63,362	$65,508	$51,509	$50,580	$47,077	(3)	35	$57,776	$56,299	3

(a)	Represents federal funds sold, securities borrowed, trading assets — debt and equity instruments and trading assets — derivative receivables.
(b)	Represents investment securities and private equity investments.
(c)	Effective with the third quarter of 2004, all goodwill is allocated to the Corporate line of business. Prior to the third quarter of 2004, goodwill was allocated to the various lines of business.
(d)	Excludes gains/losses on securities used to manage risk associated with mortgage servicing rights.

JPMORGAN CHASE & CO. CORPORATE FINANCIAL HIGHLIGHTS, CONTINUED (in millions)

			Heritage JPMC Only			4QTR 2004			H-JPMC Only	2004
	4QTR	3QTR	2QTR	1QTR	4QTR	Change		Full Year		Change
	2004	2004	2004	2004	2003	3Q 2004	4Q 2003	2004	2003	2003
PRIVATE EQUITY
Private Equity Gains (Losses)
Direct Investments
Realized Gains	$442	$277	$402	$302	$202	60%	119%	$1,423	$535	166%
Write-ups / (Write-downs)	(111)	(31)	(27)	(23)	(52)	(258)	(113)	(192)	(404)	52
Mark-to-Market Gains (Losses)	167	(27)	(1)	25	48	NM	248	164	215	(24)

Total Direct Investments	498	219	374	304	198	127	152	1,395	346	303
Third-Party Fund Investments	8	16	18	(8)	(39)	(50)	NM	34	(319)	NM

Total Private Equity Gains (Losses)	506	235	392	296	159	115	218	1,429	27	NM
Other Income	16	14	11	12	11	14	45	53	47	13
Net Interest Income	(70)	(89)	(53)	(59)	(64)	21	(9)	(271)	(264)	(3)

Total Net Revenue	452	160	350	249	106	183	326	1,211	(190)	NM
Total Noninterest Expense	79	73	67	69	71	8	11	288	268	7

Operating Earnings before Income Tax Expense	373	87	283	180	35	329	NM	923	(458)	NM
Income Tax Expense (Benefit)	134	27	96	64	12	396	NM	321	(168)	NM

OPERATING EARNINGS	$239	$60	$187	$116	$23	298	NM	$602	$(290)	NM

Private Equity Portfolio Information
Direct Investments
Public Securities
Carrying Value	$1,170	$958	$811	$697	$643	22	82
Cost	744	675	566	520	451	10	65
Quoted Public Value	1,758	1,415	1,306	1,107	994	24	77
Private Direct Securities
Carrying Value	5,686	6,011	4,821	5,177	5,508	(5)	3
Cost	7,178	7,551	6,307	6,562	6,960	(5)	3
Third-Party Fund Investments
Carrying Value	641	1,138	751	961	1,099	(44)	(42)
Cost	1,042	1,761	1,208	1,512	1,736	(41)	(40)

Total Private Equity Portfolio — Carrying Value	$7,497	$8,107	$6,383	$6,835	$7,250	(8)	3

Total Private Equity Portfolio — Cost	$8,964	$9,987	$8,081	$8,594	$9,147	(10)	(2)

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION (in millions)

						Dec 31, 2004
			Heritage JPMC Only			Change
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Dec 31
	2004	2004	2004	2004	2003	2004	2003
CREDIT EXPOSURE
WHOLESALE (a)
Loans — U.S.	$99,868	$99,451	$45,532	$45,111	$44,325	—%	125%
Loans — Non-U.S.	35,199	32,893	31,512	31,957	31,094	7	13

TOTAL WHOLESALE LOANS — REPORTED	135,067	132,344	77,044	77,068	75,419	2	79

CONSUMER (b)
Consumer Real Estate
Home Finance — Home Equity & Other	67,837	67,368	29,969	26,445	24,179	1	181
Home Finance — Mortgage	56,816	56,035	54,060	49,312	50,381	1	13
Auto & Education Finance	62,712	62,587	43,543	44,004	43,157	—	45
Small Business & Other Consumer	15,107	15,126	4,140	4,162	4,204	—	259
Credit Card Receivables — Reported	64,575	60,241	17,182	16,639	17,426	7	271

TOTAL CONSUMER LOANS — REPORTED	267,047	261,357	148,894	140,562	139,347	2	92

TOTAL LOANS — REPORTED	402,114	393,701	225,938	217,630	214,766	2	87
Credit Card Securitizations	70,795	71,256	34,138	34,478	34,856	(1)	103

TOTAL LOANS — MANAGED	472,909	464,957	260,076	252,108	249,622	2	89
Derivative Receivables (c)	65,982	57,795	49,980	58,434	83,751	14	(21)
Interests in Purchased Receivables (d)	31,722	30,479	—	—	4,752	4	NM
Other Receivables	—	—	108	108	108	NM	NM

TOTAL CREDIT-RELATED ASSETS	570,613	553,231	310,164	310,650	338,233	3	69
Wholesale Lending-Related Commitments	309,399	315,946	213,671	216,242	211,483	(2)	46

TOTAL	$880,012	$869,177	$523,835	$526,892	$549,716	1	60

Memo: Total by Category
Total Wholesale Exposure (e)	$542,170	$536,564	$340,803	$351,852	$375,513	1	44
Total Consumer Managed Loans (f)	337,842	332,613	183,032	175,040	174,203	2	94

Total	$880,012	$869,177	$523,835	$526,892	$549,716	1	60

WHOLESALE CREDIT EXPOSURE
Credit Exposure	$542,170	$536,564	$340,803	$351,852	$375,513	1	44

Risk Profile of Credit Exposure:
Investment-Grade	441,930	429,198	282,127	290,150	309,783	3	43
Noninvestment-Grade:
Performing	98,074	104,990	56,530	59,245	63,343	(7)	55
Nonperforming	1,815	2,021	1,772	2,126	2,365	(10)	(23)
Purchased Held for Sale Commercial Loans (g)	351	355	374	331	22	(1)	NM

(a)	Includes Investment Bank, Commercial Banking, Treasury & Securities Services and Asset & Wealth Management.
(b)	Includes Retail Financial Services and Card Services.
(c)
These amounts include the effect of legally enforceable master netting agreements. Effective January 1, 2004, the Firm elected to net cash paid and received under legally enforceable master netting agreements. Prior periods were not restated.

(d)	These represent undivided interests in pools of receivables and similar types of assets.
(e)	Represents Total Wholesale Loans, Derivative Receivables, Interests in Purchased Receivables, Other Receivables and Wholesale Lending-Related Commitments.
(f)	Represents Total Consumer Loans plus Credit Card Securitizations, excluding consumer lending-related commitments.
(g)	Represents distressed wholesale loans purchased as part of the IB’s proprietary investing activities.

Note: The risk profile is based on JPMorgan Chase’s internal risk ratings, which generally correspond to the following ratings as defined by Standard & Poor’s / Moody’s:
Investment-Grade: AAA / Aaa to BBB- / Baa3
Noninvestment-Grade: BB+ / Ba1 and below

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions, except ratio data)

						Dec 31, 2004
			Heritage JPMC Only			Change
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30		Dec 31
	2004	2004	2004	2004	2003	2004		2003
NONPERFORMING ASSETS AND RATIOS
WHOLESALE LOANS
Loans — U.S.	$1,228	$1,405	$726	$939	$1,057	(13)%		16%
Loans — Non-U.S.	346	378	715	839	947	(8)		(63)

TOTAL WHOLESALE LOANS-REPORTED (a)	1,574	1,783	1,441	1,778	2,004	(12)		(21)

CONSUMER LOANS
Consumer Real Estate	673	789	320	355	374	(15)		80
Auto & Education Finance	193	211	114	111	123	(9)		57
Small Business & Other Consumer	295	308	85	80	72	(4)		310
Credit Card Receivables — Reported	8	9	9	10	11	(11)		(27)

TOTAL CONSUMER LOANS-REPORTED	1,169	1,317	528	556	580	(11)		102

TOTAL LOANS REPORTED (a)	2,743	3,100	1,969	2,334	2,584	(12)		6
Derivative Receivables	241	238	223	240	253	1		(5)
Other Receivables	—	—	108	108	108	NM		NM
Assets Acquired in Loan Satisfactions	247	299	182	200	216	(17)		14

TOTAL NONPERFORMING ASSETS (a)	$3,231	$3,637	$2,482	$2,882	$3,161	(11)		2

PURCHASED HELD FOR SALE WHOLESALE LOANS (b)	$351	$355	$374	$331	$22	(1)		NM

TOTAL NONPERFORMING LOANS TO TOTAL LOANS	0.68%	0.79%	0.87%	1.07%	1.20%	(11	)bp	(52	)bp

NONPERFORMING ASSETS BY LOB
Investment Bank	$1,196	$1,321	$1,541	$1,855	$2,078	(9)%		(42)%
Retail Financial Services	1,385	1,557	693	736	775	(11)		79
Card Services	8	9	9	10	11	(11)		(27)
Commercial Banking	547	606	132	166	124	(10)		341
Treasury & Securities Services	14	4	5	—	—	250		NM
Asset and Wealth Management	81	140	102	115	173	(42)		(53)

Total	$3,231	$3,637	$2,482	$2,882	$3,161	(11)		2

(a)	Excludes purchased held-for-sale (“HFS”) wholesale loans.
(b)	Represents distressed wholesale loans purchased as part of the IB’s proprietary investing activities.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions, except ratio data)

			Heritage JPMC Only			4QTR 2004					H-JPMC Only	2004
	4QTR	3QTR	2QTR	1QTR	4QTR	Change				Full Year		Change
	2004	2004	2004	2004	2003	3Q 2004		4Q 2003		2004	2003	2003
GROSS CHARGE-OFFS

Wholesale Loans	$123	$80	$172	$168	$142	54%		(13)%		$543	$1,113	(51)%
Consumer (Excluding Card)	658	269	104	112	128	145		414		1,143	475	141
Credit Card Receivables — Reported	784	760	281	294	302	3		160		2,119	1,230	72

Total Loans — Reported	1,565	1,109	557	574	572	41		174		3,805	2,818	35
Credit Card Securitizations	1,126	1,039	540	527	515	8		119		3,232	2,087	55

Total Loans — Managed	2,691	2,148	1,097	1,101	1,087	25		148		7,037	4,905	43

RECOVERIES

Wholesale Loans	55	104	119	79	151	(47)		(64)		357	348	3
Consumer (Excluding Card)	52	50	24	27	24	4		117		153	94	63
Credit Card Receivables — Reported	60	90	22	24	23	(33)		161		196	104	88

Total Loans — Reported	167	244	165	130	198	(32)		(16)		706	546	29
Credit Card Securitizations	115	111	54	54	53	4		117		334	217	54

Total Loans — Managed	282	355	219	184	251	(21)		12		1,040	763	36

NET CHARGE-OFFS

Wholesale Loans	68	(24)	53	89	(9)	NM		NM		186	765	(76)
Consumer (Excluding Card)	606	219	80	85	104	177		483		990	381	160
Credit Card Receivables — Reported	724	670	259	270	279	8		159		1,923	1,126	71

Total Loans — Reported	1,398	865	392	444	374	62		274		3,099	2,272	36
Credit Card Securitizations	1,011	928	486	473	462	9		119		2,898	1,870	55

Total Loans — Managed	$2,409	$1,793	$878	$917	$836	34		188		$5,997	$4,142	45

NET CHARGE-OFF RATES - ANNUALIZED

Wholesale Loans (a)	0.21%	(0.08)%	0.29%	0.50%	(0.05)%	29	bp	26	bp	0.19%	0.97%	(78	)bp
Consumer (Excluding Card) (b)	1.28	0.47	0.29	0.32	0.39	81		89		0.67	0.40	27
Credit Card Receivables — Reported	4.70	4.49	6.07	6.37	6.73	21		(203)		4.95	4.81	14
Total Loans — Reported (a) (b)	1.47	0.93	0.77	0.92	0.76	54		71		1.08	0.99	9
Credit Card Securitizations	5.70	5.20	5.74	5.53	5.31	50		39		5.51	4.24	127
Total Loans — Managed (a) (b)	2.13	1.62	1.48	1.61	1.44	51		69		1.76	1.47	29

Memo: Credit Card — Managed	5.24	4.88	5.85	5.81	5.77	36		(53)		5.27	5.90	(63)

(a)
Wholesale loans held for sale were $7,684 million, $7,281 million, $5,199 million, $5,245 million, and $3,735 million for the quarters ended December 31, 2004, September 30, 2004, June 30, 2004, March 31, 2004, and December 31, 2003, respectively. The full year average loans held for sale were $6,352 million and $3,809 million for 2004 and 2003, respectively. These amounts are not included in the net charge-off rates.

(b)
Average consumer loans (excluding Card) held for sale were $13,534 million, $14,479 million, $15,638 million, $15,311 million, and $21,633 million for the quarters ended December 31, 2004, September 30, 2004, June 30, 2004, March 31, 2004, and December 31, 2003, respectively. The full year average loans held for sale were $14,736 million and $25,293 million for 2004 and 2003, respectively. These amounts are not included in the net charge-off rates.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions, except ratio data)

				Heritage JPMC Only			4QTR 2004					H-JPMC Only	2004
	4QTR	3QTR		2QTR	1QTR	4QTR	Change				Full Year		Change
	2004	2004		2004	2004	2003	3Q 2004		4Q 2003		2004	2003	2003
SUMMARY OF CHANGES IN THE ALLOWANCE FOR LOAN LOSSES
Beginning Balance	$7,493	$3,967		$4,120	$4,523	$4,753	89%		58%		$4,523	$5,350	(15)%
Addition Resulting from the Bank One Merger, July 1, 2004	—	3,123		—	—	—	NM		NM		3,123	—	NM
Net Charge-Offs	(1,398)	(865)		(392)	(444)	(374)	(62)		(274)		(3,099)	(2,272)	(36)
Provision for Loan Losses (a)	1,206	1,395		240	42	144	(14)		NM		2,883	1,579	83
Other	19	(127	)(b)	(1)	(1)	—	NM		NM		(110)	(134)	18

Ending Balance	$7,320	$7,493		$3,967	$4,120	$4,523	(2)		62		$7,320	$4,523	62

SUMMARY OF CHANGES IN THE ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning Balance	$541	$260		$297	$324	$329	108		64		$324	$363	(11)
Addition Resulting from the Bank One Merger, July 1, 2004	—	508		—	—	—	NM		NM		508	—	NM
Provision for Lending-Related Commitments (c)	(49)	(226)		(37)	(27)	(5)	78		NM		(339)	(39)	NM
Other	—	(1)		—	—	—	NM		NM		(1)	—	NM

Ending Balance	$492	$541		$260	$297	$324	(9)		52		$492	$324	52

ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Wholesale
Asset Specific	$469	$498		NA	NA	NA	(6)		NM
Expected Loss	1,639	1,832		NA	NA	NA	(11)		NM
Stress	990	1,126		NA	NA	NA	(12)		NM

Total Wholesale	3,098	3,456		1,715	1,869	2,204	(10)		41

Consumer
Expected Loss	3,169	3,159		NA	NA	NA	—		NM
Stress	1,053	878		NA	NA	NA	20		NM

Total Consumer	4,222	4,037		2,252	2,251	2,319	5		82

Total Allowance for Loan Losses	7,320	7,493		3,967	4,120	4,523	(2)		62
Allowance for Lending-Related Commitments	492	541		260	297	324	(9)		52

Total Allowance for Credit Losses	$7,812	$8,034		$4,227	$4,417	$4,847	(3)		61

Wholesale Allowance for Loan Losses to Total Wholesale Loans (d)	2.43%	2.76%		2.39%	2.60%	3.07%	(33	)bp	(64	)bp
Consumer Allowance for Loan Losses to Total Consumer Loans (e)	1.70	1.62		1.67	1.78	1.90	8		(20)
Allowance for Loan Losses to Total Loans (d) (e)	1.94	2.01		1.92	2.08	2.33	(7)		(39)
Allowance for Loan Losses to Total Nonperforming Loans (f)	268	248		206	183	180	2,000		8,800

ALLOWANCE FOR LOAN LOSSES BY LOB
Investment Bank	$1,547	$1,841		$742	$855	$1,055	(16)%		47%
Retail Financial Services	1,228	1,764		1,061	1,063	1,094	(30)		12
Card Services	2,994	2,273		1,191	1,188	1,225	32		144
Commercial Banking	1,322	1,350		107	111	122	(2)		NM
Treasury & Securities Services	9	9		2	2	2	—		350
Asset and Wealth Management	216	241		76	86	130	(10)		66
Corporate	4	15		788	815	895	(73)		(100)

Total	$7,320	$7,493		$3,967	$4,120	$4,523	(2)		62

(a)	Includes $525 million, $560 million and $1,085 million related to accounting policy conformity in the fourth quarter, third quarter and full year 2004.
(b)	Related to the transfer of the allowance for accrued interest and fees on reported and securitized credit card loans.
(c)	Includes $(227) million related to accounting policy conformity in the third quarter 2004.
(d)
Loans held for sale were $7,684 million, $7,281 million, $5,199 million, $5,245 million, and $3,735 million, as of December 31, 2004, September 30, 2004, June 30, 2004, March 31, 2004, and December 31, 2003, respectively. These amounts are not included in the allowance coverage ratios.

(e)
Loans held for sale were $18,022 million, $12,816 million, $14,217 million, $14,334 million, and $17,105 million, as of December 31, 2004, September 30, 2004, June 30, 2004, March 31, 2004, and December 31, 2003, respectively. These amounts are not included in the allowance coverage ratios.

(f)
Nonperforming loans held for sale were $15 million, $78 million, $46 million, $80 million, and $75 million, as of December 31, 2004, September 30, 2004, June 30, 2004, March 31, 2004, and December 31, 2003 respectively. These amounts are not included in the allowance coverage ratios.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions)

			Heritage JPMC Only			4QTR 2004			H-JPMC Only	2004
	4QTR	3QTR	2QTR	1QTR	4QTR	Change		Full Year		Change
	2004	2004	2004	2004	2003	3Q 2004	4Q 2003	2004	2003	2003
PROVISION FOR CREDIT LOSSES
LOANS
Investment Bank	$(120)	$(148)	$(96)	$(161)	$(236)	19%	49%	$(525)	$(135)	(289)%
Commercial Banking	17	10	23	(15)	(8)	70	NM	35	8	338
Treasury & Securities Services	3	—	3	1	—	NM	NM	7	—	NM
Asset & Wealth Management	(21)	1	(3)	11	36	NM	NM	(12)	36	NM
Corporate	—	(1)	(27)	(82)	(48)	NM	NM	(110)	116	NM

Total Wholesale	(121)	(138)	(100)	(246)	(256)	12	53	(605)	25	NM

Retail Financial Services	78	239	78	55	70	(67)	11	450	520	(13)
Card Services	724	734	262	233	330	(1)	119	1,953	1,034	89

Total Consumer	802	973	340	288	400	(18)	101	2,403	1,554	55
Accounting Policy Conformity (a)	525	560	—	—	—	(6)	NM	1,085	—	NM

Total Provision for Loan Losses	1,206	1,395	240	42	144	(14)	NM	2,883	1,579	83

LENDING-RELATED COMMITMENTS
Investment Bank	$(53)	$(3)	$(32)	$(27)	$(5)	NM	NM	$(115)	$(46)	(150)
Commercial Banking	4	4	(4)	2	(2)	—	NM	6	(2)	NM
Treasury & Securities Services	—	—	—	—	—	NM	NM	—	1	NM
Asset & Wealth Management	—	—	(1)	(1)	—	NM	NM	(2)	(1)	(100)
Corporate	—	—	—	—	—	NM	NM	—	8	NM

Total Wholesale	(49)	1	(37)	(26)	(7)	NM	NM	(111)	(40)	(178)

Retail Financial Services	—	—	—	(1)	2	NM	NM	(1)	1	NM
Card Services	—	—	—	—	—	NM	NM	—	—	NM

Total Consumer	—	—	—	(1)	2	NM	NM	(1)	1	NM

Accounting Policy Conformity	—	(227)	—	—	—	NM	NM	(227)	—	NM

Total Provision for Lending-Related Commitments	(49)	(226)	(37)	(27)	(5)	78	NM	(339)	(39)	NM

TOTAL PROVISION FOR CREDIT LOSSES Investment Bank	$(173)	$(151)	$(128)	$(188)	$(241)	(15)	28	$(640)	$(181)	(254)
Commercial Banking	21	14	19	(13)	(10)	50	NM	41	6	NM
Treasury & Securities Services	3	—	3	1	—	NM	NM	7	1	NM
Asset & Wealth Management	(21)	1	(4)	10	36	NM	NM	(14)	35	NM
Corporate	—	(1)	(27)	(82)	(48)	NM	NM	(110)	124	NM

Total Wholesale	(170)	(137)	(137)	(272)	(263)	(24)	35	(716)	(15)	NM

Retail Financial Services	78	239	78	54	72	(67)	8	449	521	(14)
Card Services	724	734	262	233	330	(1)	119	1,953	1,034	89

Total Consumer	802	973	340	287	402	(18)	100	2,402	1,555	54

Accounting Policy Conformity	525	333	—	—	—	58	NM	858	—	NM

Total Provision for Credit Losses	1,157	1,169	203	15	139	(1)	NM	2,544	1,540	65

Securitized Credit Losses	1,011	928	486	473	462	9	119	2,898	1,870	55
Accounting Policy Conformity	(525)	(333)	—	—	—	(58)	NM	(858)	—	NM

Managed Provision for Credit Losses	$1,643	$1,764	$689	$488	$601	(7)	173	$4,584	$3,410	34

(a)
Reflects an increase of $721 million for both the fourth quarter and third quarter of 2004 and $1.4 billion for full year 2004, as a result of the decertification of heritage Bank One seller’s interest in credit card securitizations, partially offset by a $196 million, $161 million and $357 million decrease in the allowance to conform methodologies for the fourth quarter of 2004, third quarter of 2004 and full year 2004, respectively.

JPMORGAN CHASE & CO. CAPITAL (in millions, except ratio and per share data)

					Heritage JPMC Only			4QTR 2004					H-JPMC Only	2004
	4QTR			3QTR	2QTR	1QTR	4QTR	Change				Full Year		Change
	2004			2004	2004	2004	2003	3Q 2004		4Q 2003		2004	2003	2003
COMMON SHARES OUTSTANDING
Basic Weighted-Average Shares Outstanding	3,514.7			3,513.5	2,042.8	2,032.3	2,016.2	—%		74%		2,779.9	2,008.6	38%
Diluted Weighted-Average Shares Outstanding	3,602.0			3,592.0	2,042.8	2,092.7	2,079.3	—		73		2,850.6	2,055.1	39
Common Shares Outstanding — at Period End	3,556.2			3,564.1	2,087.5	2,081.7	2,042.6	—		74
Cash Dividends Declared per Share	$0.34			$0.34	$0.34	$0.34	$0.34	—		—		$1.36	$1.36	—
Book Value per Share	29.61			29.42	21.52	22.62	22.10	1		34
Dividend Payout	74%			87%	NM	38%	38%	(1,300	)bp	3,600	bp	88%	43%	4,500	bp

SHARE PRICE
High	$40.45			$40.25	$42.57	$43.84	$36.99	—%		9%		$43.84	$38.26	15%
Low	36.32			35.50	34.62	36.30	34.45	2		5		34.62	20.13	72
Close	39.01			39.73	38.77	41.95	36.73	(2)		6

STOCK REPURCHASE PROGRAM (b)
Aggregate Repurchases	$599.8			$137.9	NM	NM	NM					$737.7	NM
Common Shares Repurchased	15.8			3.5	NM	NM	NM					19.3	NM
Average Purchase Price	$38.01			$39.42	NM	NM	NM					$38.27	NM

CAPITAL RATIOS
Tier 1 Capital	$68,621	(a	)	$69,309	$43,537	$44,686	$43,167	(1)		59
Total Capital	96,807	(a	)	96,666	59,357	60,898	59,816	—		62
Risk-Weighted Assets	786,887	(a	)	803,464	530,270	534,971	507,456	(2)		55
Adjusted Average Assets	1,102,519	(a	)	1,065,244	790,390	758,260	765,910	3		44
Tier 1 Capital Ratio	8.7%	(a	)	8.6%	8.2%	8.4%	8.5%	10	bp	20	bp
Total Capital Ratio	12.3	(a	)	12.0	11.2	11.4	11.8	30		50
Tier 1 Leverage Ratio	6.2	(a	)	6.5	5.5	5.9	5.6	(30)		60

INTANGIBLE ASSETS
Goodwill	$43,203			$42,947	$8,731	$8,730	$8,511	1%		408%
Mortgage Servicing Rights	5,080			5,168	5,707	4,189	4,781	(2)		6
Purchased Credit Card Relationships	3,878			4,055	893	953	1,014	(4)		282
All Other Intangibles	5,726			5,945	799	813	685	(4)		NM

Total Intangibles	$57,887			$58,115	$16,130	$14,685	$14,991	—		286

(a)	Estimated
(b)	Excludes commission costs.

JPMORGAN CHASE & CO. Glossary of Terms

Assets Under Management: Represent assets actively managed by Asset & Wealth Management on behalf of institutional, private banking, private client services and retail clients. Excludes assets managed at American Century Companies, Inc., in which the Firm has a 43% ownership interest.

Assets Under Supervision: Represent assets under management as well as custody, brokerage, administration and deposit accounts.

Average Managed Assets: Refers to total assets on the Firm’s balance sheet plus credit card receivables that have been securitized.

bp: Denotes basis points; 100 bp equals 1%.

Contractual Credit Card Charge-off: In accordance with the Federal Financial Institutions Examination Council Policy, credit card loans are charged-off at the earlier of 180 days past due or within 60 days from receiving notification of the filing of a bankruptcy.

Corporate: Includes Global Treasury, Private Equity, Support Units and the net effects remaining at the Corporate level after the implementation of management accounting policies.

Managed Credit Card Receivables or Managed Basis: Refers to credit card receivables on the Firm’s balance sheet plus credit card receivables that have been securitized.

NA: Data is not available for the period presented.

NM: Not meaningful

Operating Basis or Operating Earnings: Reported results excluding the impact of merger costs, other special items and credit card securitizations.

Overhead Ratio: Operating expense (excluding merger costs and special items) as a percentage of operating revenue.

Reported Basis: Financial statements prepared under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The reported basis includes the impact of merger costs, other special items and credit card securitizations.

Segment Results: All periods are on a comparable basis, although restatements may occur in future periods to reflect further alignment of management accounting policies or changes in organizational structures between businesses.

Special Items: Includes merger costs, litigation reserve charge, accounting policy conformity adjustments and other special items.

Unaudited: The financial statements and information included throughout this document are unaudited and have not been subjected to auditing procedures sufficient to permit an independent certified public accountant to express an opinion.

Value-at-Risk (“VAR”): A measure of the dollar amount of potential loss from adverse market moves in an ordinary market environment.